UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR


   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act file number 811-10473
                                                     ---------

                     Advantage Advisers Multi Sector Fund I
             --------------------------------------------------------
               (Exact name of registrant as specified in charter)


                           200 Park Avenue, 24th Floor
                               New York, NY 10166
             --------------------------------------------------------
               (Address of principal executive offices) (Zip code)


                             Steven Felsenthal, Esq.
                             Schulte, Roth and Zabel
                           919 3rd Avenue, 24th Floor
                               New York, NY 10022
             --------------------------------------------------------
                     (Name and address of agent for service)


        Registrant's telephone number, including area code: 212-667-4225
                                                            ------------

                   Date of fiscal year end: September 30, 2003
                                            ------------------

                  Date of reporting period: September 30, 2003
                                            ------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

[GRAPHIC OMITTED]
ADVANTAGE
ADVISERS
MULTI-SECTOR FUND I



       Annual
Financial Statements
 For the Year Ended
 September 30, 2003





These financial statements are intended
only for the information of shareholders or those who have received the prospectus for shares of Advantage
Advisers Multi-Sector Fund I which
contains information about the sales
charges, fees and other costs.






Principal Distributor:
Oppenheimer & Co. Inc.
   200 Park Avenue
      24th Floor
  New York, NY 10166

November 21, 2003


Dear Fund Shareholder:

Enclosed is our audited annual financial statement for the fiscal year ended September 30, 2003. As you can see from the statement, at September 30 the Fund was more fully invested than in prior periods, while still maintaining a significant cash position, reflecting our managers' cautiously optimistic outlook for the portfolio at fiscal year end.

We appreciate your investment and look forward to continuing our mutually beneficial relationship.

Sincerely,

                                               /s/ HOWARD M. SINGER
                                               Howard M. Singer
                                               Chairman

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                       STATEMENT OF ASSETS AND LIABILITIES


                                                                                   SEPTEMBER 30, 2003
                                                                                   ------------------
ASSETS
Investments in securities, at market (cost -- $89,456,998)                               $ 99,836,812
Cash and cash equivalents                                                                  36,660,869
Due from broker                                                                             6,331,946
Receivable for investment securities sold                                                   3,892,570
Receivable for Fund shares sold                                                             1,523,317
Dividends receivable                                                                           57,562
Interest receivable                                                                            18,143
Other assets                                                                                   18,504
                                                                                         ------------
     TOTAL ASSETS                                                                         148,339,723
                                                                                         ------------

LIABILITIES
Securities sold, not yet purchased, at market (proceeds -- $16,941,830)                    17,952,385
Options written, at market (premiums -- $199,668)                                             142,135
Payable for investment securities purchased                                                 4,001,393
Accrued incentive fees                                                                      2,773,659
Due to Investment Adviser                                                                     181,721
Custodial fees payable                                                                         77,594
Dividends payable on securities sold, not yet purchased                                        26,908
Administration fees payable                                                                    20,508
Accrued expenses                                                                              414,735
                                                                                         ------------
     TOTAL LIABILITIES                                                                     25,591,038
                                                                                         ------------
        NET ASSETS                                                                       $122,748,685
                                                                                         ------------

NET ASSETS
Represented by:
SHARES OF BENEFICIAL INTEREST -- $0.001 PAR VALUE; 16,000,000 SHARES AUTHORIZED;
   4,735,619 shares issued and outstanding                                               $      4,736
                                                                                         ------------
Additional paid-in-capital                                                                110,741,960
                                                                                         ------------
Accumulated net investment loss                                                               (28,000)
                                                                                         ------------
Undistributed net realized gain from investment transactions                                2,603,197
                                                                                         ------------
Net unrealized appreciation of investments                                                  9,426,792
                                                                                         ------------
        NET ASSETS                                                                       $122,748,685
                                                                                         ------------

NET ASSET VALUE PER SHARE                                                                $      25.92
                                                                                         ------------


   The accompanying notes are an integral part of these financial statements.

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                             STATEMENT OF OPERATIONS


                                                                                    YEAR ENDED
                                                                                SEPTEMBER 30, 2003
                                                                                ------------------
INVESTMENT INCOME
   Dividends (net of foreign tax withholding of $3,760)                                 $  622,213
   Interest                                                                                462,386
                                                                                      ------------
        TOTAL INVESTMENT INCOME                                                          1,084,599
                                                                                      ------------
EXPENSES
   Incentive fees                                                                        2,773,659
   Advisory fees                                                                         1,322,398
   Offering costs                                                                          568,291
   Legal and registration fees                                                             332,067
   Shareholder servicing fees                                                              264,480
   Custody fees                                                                            234,689
   Audit and tax fees                                                                      208,638
   Stock loan interest expense                                                             192,979
   Transfer agent                                                                          120,031
   Administration fees                                                                     111,935
   Dividends on securities sold, not yet purchased                                         101,141
   Insurance                                                                                39,933
   Trustees' fees                                                                           17,798
                                                                                      ------------
        TOTAL EXPENSES                                                                   6,288,039
                                                                                      ------------
   NET INVESTMENT LOSS                                                                  (5,203,440)
                                                                                      ------------
REALIZED GAIN (LOSS) AND UNREALIZED APPRECIATION FROM INVESTMENT ACTIVITIES
   REALIZED GAIN (LOSS) FROM INVESTMENT TRANSACTIONS
     Investment securities                                                              13,234,729
     Purchased options                                                                  (1,850,481)
     Securities sold, not yet purchased                                                 (1,427,110)
     Written options                                                                       215,063
                                                                                      ------------
        NET REALIZED GAIN FROM INVESTMENT TRANSACTIONS                                  10,172,201
   NET CHANGE IN UNREALIZED APPRECIATION OF INVESTMENTS                                 12,985,682
                                                                                      ------------
        NET REALIZED AND UNREALIZED GAIN FROM INVESTMENT ACTIVITIES                     23,157,883
                                                                                      ------------
        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                          $ 17,954,443
                                                                                      ------------


   The accompanying notes are an integral part of these financial statements.

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                      PERIOD FROM
                                                                                                     MARCH 27, 2002
                                                                                                    (COMMENCEMENT OF
                                                                           YEAR ENDED                  OPERATIONS)
                                                                       SEPTEMBER 30, 2003         TO SEPTEMBER 30, 2002
                                                                       ------------------         ---------------------
FROM OPERATIONS:
   Net investment loss                                                    $ (5,203,440)              $ (1,328,393)
   Net realized gain (loss) from investment transactions                    10,172,201                 (1,972,621)
   Net change in unrealized appreciation (depreciation)
     of investments                                                         12,985,682                 (3,558,890)
                                                                         -------------               ------------
     NET INCREASE (DECREASE) IN NET ASSETS RESULTING
        FROM OPERATIONS                                                     17,954,443                 (6,859,904)
                                                                         -------------               ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
   Proceeds from sale of shares                                             30,794,422                101,447,116
   Cost of shares repurchased                                              (18,793,330)                (1,794,062)
                                                                         -------------               ------------
     NET INCREASE IN NET ASSETS FROM BENEFICIAL
        INTEREST TRANSACTIONS                                               12,001,092                 99,653,054
                                                                         -------------               ------------
     NET ASSETS AT BEGINNING OF PERIOD                                      92,793,150                         --
                                                                         -------------               ------------
     NET ASSETS AT END OF PERIOD                                         $ 122,748,685               $ 92,793,150
                                                                         -------------               ------------

   The accompanying notes are an integral part of these financial statements.

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
               NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2003

 1.  ORGANIZATION

     Advantage Advisers Multi-Sector Fund I (the "Fund") was organized in the State of Delaware on August 14, 2001 as a closed-end, non-diversified, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund commenced operations on March 27, 2002. Advantage Advisers, L.L.C. (the "Investment Adviser"), a Delaware limited liability company ultimately controlled by Oppenheimer Asset Management Inc. ("OAM"), is responsible for the Fund's investment activities pursuant to an investment advisory agreement with the Fund. Responsibility for the overall management and supervision of the operations of the Fund is vested in the individuals who serve as trustees of the Fund, (collectively the "Board" and each member a "Trustee").

     On December 10, 2002, Canadian Imperial Bank of Commerce, CIBC World Markets Corp. ("CIBC WM"), Fahnestock & Co. Inc. ("Fahnestock") and Fahnestock Viner Holdings Inc. ("FVH") announced that Fahne-stock and FVH had agreed to acquire the U.S. brokerage and asset management business of CIBC WM, including the Investment Adviser. The acquisition of the U.S. brokerage business closed on January 3, 2003. The acquisition by Fahnestock and FVH of CIBC WM's U.S. asset management business was completed on June 4, 2003. In connection with the June 4, 2003 acquisition, a new investment advisory agreement with the Investment Adviser dated June 5, 2003 was entered into, having been previously approved by the Fund's Board of Trustees and the Fund's shareholders at a special meeting on April 25, 2003. In September 2003, Fahnestock & Co. Inc. changed its name to Oppenheimer & Co. Inc. and Fahnestock Viner Holdings Inc. changed its name to Oppenheimer Holdings Inc. Oppenheimer Holdings Inc. is the parent company of OAM.

     The Fund's investment objective is to seek capital appreciation while managing risk through the use of a multi-strategy hedged equity investment program. The term "hedged equity," when used in this context, means the use by the Sub-Investment Advisers of long and short positions in equity securities and other securities having equity characteristics, put and call options, and other special investment techniques including the use of swaps, swaptions, forward contracts, security index options and leverage in order to maximize the potential for capital appreciation and to attempt to preserve capital and, where possible, to profit from adverse or volatile market conditions. The Fund intends to pursue this objective by investing primarily in securities of issuers in three sectors, which are banking/financial services, healthcare/biotechnology and technology. Until otherwise determined by the Fund's Board, the Fund will pursue its investment program by allocating its net assets among three separate investment accounts (each, a "Separate Investment Account"). Each Separate Investment Account will be managed by one or more investment professionals associated with various investment management firms (each, a "Sub-Investment Adviser").

     The Fund is authorized to issue an unlimited number of shares of beneficial interest ("the Shares") at $0.001 par value. The Fund offered 16,000,000 Shares initially at a price of $25 per Share to investors meeting the standards of a qualified client as set forth in Rule 205-3(d)(ii)(A) of the Investment Advisers Act of 1940 ("Qualified Investors"). Shares are made available through Oppenheimer & Co. Inc. ("Oppenheimer"), as principal distributor and CIBC WM as predecessor distributor, on a best efforts basis, subject to various conditions. The minimum investment is $25,000. Investors will be subject to a sales charge of up to 5.26% of the offering price. For the year ended September 30, 2003, Oppenheimer received $221,997 and CIBC WM received $258,223 from sales charges. The Fund is permitted to waive the sales charge for fee based accounts.

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
         NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2003 (CONTINUED)

 1.  ORGANIZATION (CONTINUED)

     On a daily basis, the Fund makes additional sales of its Shares at the net asset value plus applicable sales charge, to investors who are Qualified Investors. The minimum additional investment is $1,000 for investors that are shareholders of the Fund and will include the applicable sales charges. To provide investors with a degree of liquidity, the Fund expects to make quarterly offers to repurchase its Shares. Repurchase offers are limited to 5% to 25% of the Fund's outstanding shares at the Board's discretion.

     The Board has overall responsibility for the management and supervision of the operations of the Fund and has approved the Fund's investment program. The Board has complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business, other than the Fund's fundamental investment policies, which can only be changed by a vote of the shareholders. The Trustees will not contribute to the capital of the Fund in their capacity as Trustees, but may subscribe for shares, subject to the eligibility requirements described in the Prospectus.

 2.  SIGNIFICANT ACCOUNTING POLICIES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires the management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Management believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent; however, actual results could differ from these estimates.

     A. PORTFOLIO VALUATION

     Securities and commodities transactions, including related revenue and expenses, are recorded on a trade-date basis, and dividends are recorded on the ex-dividend date basis. Interest income is recorded on the accrual basis.

     The Fund amortizes premium and accretes discount on bonds using the effective yield method.

     The value of the net assets of the Fund is determined on each business day as of the close of regular business of the New York Stock Exchange in accordance with the procedures set forth below under the supervision of the Board.

     Domestic exchange traded securities (other than options) are valued at their last sale prices as reported on the exchanges where those securities are traded or, prior to April 2003, NASDAQ listed securities were valued at the last reported sale price available from NASDAQ. After April 2003, such NASDAQ listed securities were valued at the NASDAQ official closing price. If no sales of those securities are reported on a particular day, the securities are valued based upon their bid prices for securities held long, or their ask prices for securities sold, not yet purchased as reported by such exchanges. Securities traded on a foreign securities exchange are valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices for securities held long or ask prices for securities sold, not yet purchased as reported by that exchange. Other securities for which market quotations are readily available are valued at their bid prices (or ask prices in the case of securities sold, not yet purchased) as obtained from one or more dealers

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
         NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2003 (CONTINUED)

 2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
     A. PORTFOLIO VALUATION (CONTINUED)

     making markets for those securities. If market quotations are not readily available, securities and other assets will be valued at fair value as determined in good faith by the Investment Adviser under the supervision of the Board.

     Debt securities will be valued in accordance with the procedures described above, which with respect to such securities may include the use of valuations furnished by a pricing service which employs a matrix to determine valuation for normal institutional size trading units. The Investment Adviser will monitor the reasonableness of valuations provided by the pricing service. Debt securities with remaining maturities of 60 days or less will, absent unusual circumstances, be valued at amortized cost.

     If in the view of the Investment Adviser, the bid price of a listed option or debt security (or ask price in the case of any such securities sold, not yet purchased) does not fairly reflect the market value of the security, the Investment Adviser may value the security at fair value in good faith and under the supervision of the Board. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service compiled as of 4:00 p.m. London time. Trading in foreign securities generally is completed, and the values of foreign securities are determined, prior to the close of securities markets in the U.S. Foreign exchange rates are also determined prior to such close. On occasion, the values of foreign securities and exchange rates may be affected by events occurring between the time as of which determination of values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When an event materially affects the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by the Investment Adviser or under the supervision of the Board.

     B. CASH EQUIVALENTS

     The Fund considers all financial instruments that mature within three months of the date of purchase as cash equiva-lents.At September 30, 2003, $36,660,869 in cash equivalents were held at PNC Bank in an interest bearing money market deposit account.

     C. ORGANIZATIONAL EXPENSES AND OFFERING COSTS

     The Fund's organizational expenses have been expensed as incurred. Initial offering costs were amortized to expense on a straight-line basis over a twelve-month period which ended March 28, 2003. Continuing offering costs are expensed as incurred.

     D. DIVIDENDS AND DISTRIBUTIONS

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differ-

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
         NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2003 (CONTINUED)

 2.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     D. DIVIDENDS AND DISTRIBUTIONS (CONTINUED)

     ences are permanent, such amounts are reclassified within the paid-in-capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

     During the current fiscal year, permanent differences, primarily due to net operating losses of $5,176,254, resulted in a net decrease in accumulated net investment loss and a corresponding decrease in undistributed net realized gain from investment transactions. The reclassification has no effect on net assets.

     E. INCOME TAXES

     It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

 3.  ADVISORY FEES

     The Fund's Investment Advisory Agreement provides that in consideration for providing certain management services and for certain administrative services the Fund will pay an advisory fee to the Investment Adviser at the annual rate of 1.25% of the Fund's average daily net assets, which is due and payable in arrears within five business days after the end of each month. This fee will be accrued daily as an expense to be paid out of the Fund's net assets and will have the effect of reducing the net asset value of the Fund. The Investment Adviser will pay a fee to each Sub-Investment Adviser for services provided by each Sub-Investment Adviser computed at the annual rate of 0.25% of the average daily net assets of each Sub-Investment Adviser's Separate Investment Account. Each Sub-Investment Adviser, as a non-managing member of the Investment Adviser, will be entitled to share in the Investment Adviser's profits, including advisory fees paid to the Investment Adviser.

 4.  INCENTIVE FEES

     The Fund may pay Incentive Fees to the Investment Adviser at the end of each fiscal period. Incentive Fees will be payable to the Investment Adviser from the Fund (out of assets allocated to the Separate Investment Account) based on the independent investment performance of each Separate Investment Account for the fis-cal period. The Investment Adviser will be paid an Incentive Fee equal to 20% of each Separate Investment Account's net profit, which is equal to the net realized and unrealized gains or losses and net investment income or loss of the Separate Investment Account for the fiscal period subject to reduction for prior period realized and unrealized losses of the Separate Investment Account that have not previously been offset against its net profits. For the year ended September 30, 2003, the Investment Adviser was entitled to an Incentive Fee of $2,773,659. The Investment Adviser will be under no obligation to repay any Incentive Fee or portion thereof previously paid to it by the Fund. Thus, the payment of an Incentive Fee with respect to a Separate Investment Account for a fiscal period will not be reversed by the subsequent decline in assets of that Separate Investment Account in any subsequent fiscal period. The Fund will calculate and accrue Incentive Fees daily

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
         NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2003 (CONTINUED)

 4.  INCENTIVE FEES (CONTINUED)

     based on each Separate Investment Account's investment performance. The Fund's net asset value will be reduced or increased each day to reflect these calculations. For purposes of calculating the Incentive Fee, expenses of the Fund that are not specifically attributable to any Separate Investment Account will be allocated one third to each Separate Investment Account when incurred. Each Sub-Investment Adviser, as a non-managing member of the Investment Adviser, will be entitled to share in the Investment Adviser's profits, including Incentive Fees of the Investment Adviser.

 5.  SHAREHOLDER SERVICING FEE

     The Fund intends to pay compensation (the "Shareholder Servicing Fee") to selected brokers and dealers, including Oppenheimer and previously CIBC WM, that maintain shares for their customers in accordance with the terms of the several selling and servicing agreements between Oppenheimer and the brokers and dealers for the provisions of shareholder services. The Shareholder Servicing Fee is payable quarterly at an annual rate of 0.25% of the average daily net asset value of outstanding shares held by the brokers and dealers for their customers.

     Oppenheimer earned $203,506 and CIBC WM earned $60,974 of Shareholder Servicing Fees during the year ended September 30, 2003.

 6.  ADMINISTRATION FEE

     PFPC Inc. ("PFPC") and its affiliates provide transfer agency, administration, custodial, accounting and investor services to the Fund which are in addition to the services provided by the Investment Adviser, as described above. In consideration for these services, the Fund pays PFPC an administration fee of 0.10% of the Fund's first $200 million of average daily net assets; 0.075% of the next $200 million of average daily net assets and 0.05% of the Fund's average daily net assets in excess of $400 million, subject to an annual minimum fee of $100,000.

 7.  SECURITIES TRANSACTIONS

     Aggregate purchases and sales of investment securities, excluding short-term securities, for the year ended September 30, 2003, amounted to $192,465,400 and $164,738,737, respectively.

     For the year ended September 30, 2003, Oppenheimer earned $11,887 in brokerage commissions from portfolio transactions executed on behalf of the Fund. CIBC WM, which was an affiliate until June 4, 2003, earned $22,641 in brokerage commissions from portfolio transactions executed on behalf of the Fund. Additionally, Mainsail Group, LLC, and Keefe Bruyette & Woods, Inc., both broker affiliates of Fund Sub-Investment Advisers, earned $41,249 and $21,027, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund during the fiscal year.

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
         NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2003 (CONTINUED)

8.   BENEFICIAL INTEREST

         Transactions in shares of beneficial interest were as follows:

                                                               FOR THE PERIOD
                                                               MARCH 27, 2002
                                                              (COMMENCEMENT OF
                                          YEAR ENDED           OPERATIONS) TO
                                      SEPTEMBER 30, 2003     SEPTEMBER 30, 2002
                                            SHARES                 SHARES
                                            ------                 ------

Shares at beginning of period             4,219,678                     --
                                          ---------              ---------
Shares sold                               1,288,792              4,299,580
Shares repurchased                         (772,851)               (79,902)
                                          ---------              ---------
Net increase                                515,941              4,219,678
                                          ---------              ---------
Shares at end of period                   4,735,619              4,219,678
                                          ---------              ---------

9.   LEVERAGE; BORROWING

     The Fund is authorized to borrow money for investment purposes and to meet repurchase requests. To the extent that the Fund uses leverage, the value of its net assets will tend to increase or decrease at a greater rate than if no leverage was employed. If the Fund's investments decline in value, the loss will be magnified if the Fund has borrowed money to make its investments.

     The Act provides that the Fund may not borrow for any purpose if, immediately after doing so, it will have an "asset coverage" of less than 300%. This could prevent the Fund from borrowing to fund the repurchase of shares. For this purpose, an "asset coverage" of 300% means that the Fund's total assets equal 300% of the total outstanding principal balance of indebtedness. The Fund also may be forced to sell investments on unfavorable terms if market fluctuations or other factors reduce its asset level below what is required by the Act or the Fund's borrowing arrangements.

10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK

     In the normal course of business, the Fund may trade various financial instruments and enter into various investment activities with off-balance sheet risk. These financial instruments include forward contracts, swaps, swaptions, security index options, options, and securities sold, not yet purchased. Generally, these financial instruments represent future commitments to purchase or sell other financial instruments at specific terms at specified future dates. Each of these financial instruments contains varying degrees of off-balance sheet risk whereby changes in the market value of the securities underlying the financial instruments may be in excess of the amounts recognized in the statement of assets and liabilities.

     The Fund maintains cash in bank deposit accounts, which at times may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on cash deposits.

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
         NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2003 (CONTINUED)

10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK (CONTINUED)

     Securities sold, not yet purchased represents obligations of the Fund to deliver specified securities and thereby creates a liability to purchase such securities in the market at prevailing prices. Accordingly, these transactions result in off-balance sheet risk, as the Fund's ultimate obligation to satisfy the sale of securities sold, not yet purchased may exceed the amount indicated in the statement of assets and liabilities. Primarily all investments in securities sold, not yet purchased and due from broker are positions with, and amounts due from the prime broker. Accordingly, the Fund has a concentration of individual counterparty credit risk with the prime broker. The Fund pledges securities in an account at PFPC Trust, for the benefit of the prime broker, to meet the margin requirement as determined by the prime broker.

     The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as common stock.

     For the year ended September 30, 2003, transactions in purchased options were as follows:


                                                 CALL OPTIONS                           PUT OPTIONS
                                      -------------------------------     ------------------------------
                                      NUMBER OF                                NUMBER OF
                                      CONTRACTS               COST             CONTRACTS         COST
                                      ---------               ----             ---------         ----
Beginning balance                          120            $   115,042             3,500      $ 1,154,256
Options purchased                        1,264              1,371,714            36,021        3,496,238
Options expired                           (138)              (161,514)           (1,438)        (220,783)
Options exercised                           --                     --               (14)          (3,892)
Options closed                          (1,198)            (1,309,258)          (24,471)      (3,051,185)
                                       -------            -----------           -------      -----------
Options outstanding at
  September 30, 2003                        48            $    15,984            13,598      $ 1,374,634
                                      --------            -----------           -------      -----------

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or index underlying the written option.

The exercising of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
         NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2003 (CONTINUED)

10. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK OR CONCENTRATIONS OF CREDIT RISK (CONTINUED)

     For the year ended September 30, 2003, transactions in written options were as follows:


                                                  CALL OPTIONS                PUT OPTIONS
                                                  ------------                -----------
                                               NUMBER                       NUMBER
                                            OF CONTRACTS     COST        OF CONTRACTS    COST
                                            ------------     ----        ------------    ----

Beginning balance                                311       $ 82,150            84       $ 30,488
Options purchased                              3,392        840,562         7,629      1,156,088
Options expired                                 (784)      (126,710)       (1,804)      (258,643)
Options exercised                             (1,244)      (281,075)         (903)      (123,713)
Options closed                                (1,427)      (468,123)       (4,040)      (651,356)
                                              ------       --------        ------      ---------
Options outstanding at
   September 30, 2003                            248       $ 46,804           966      $ 152,864
                                              ------       --------        ------      ---------

11.  FEDERAL INCOME TAX INFORMATION

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

At September 30, 2003, the components of net assets (excluding paid in capital) on a tax basis were as follows:


Net operating loss                                       $       --
Plus/Less: Cumulative Timing Differences                    (28,000)
                                                         ----------
Accumulated book net investment loss                                     $   (28,000)
Currently distributable net
realized capital gain                                     4,062,228
Plus/Less: Cumulative Timing Differences                 (1,459,031)
                                                         ----------
Accumulated book net realized gain                                         2,603,197
Tax unrealized appreciation                               8,571,537
Plus/Less: Cumulative Timing Differences                    855,255
                                                         ----------
Book unrealized appreciation                                               9,426,792
                                                                         -----------
Net Assets (excluding paid in capital)                                   $12,001,989
                                                                         -----------


The differences between book and tax basis unrealized appreciation is primarily attributable to wash sales.


Net Asset Value                                                         $122,748,685
Paid in Capital                                                         (110,746,696)
                                                                        ------------
Net assets (excluding paid in capital)                                   $12,001,989
                                                                        ------------


The Fund had realized capital losses after October 31, 2002, which are deemed to arise on the first business day of the following fiscal year. The Fund incurred and elected to defer such realized capital losses of $421,277.

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
         NOTES TO FINANCIAL STATEMENTS -- SEPTEMBER 30, 2003 (CONCLUDED)


12. FINANCIAL HIGHLIGHTS


                                                                                       FOR THE PERIOD
                                                                  FOR THE             MARCH 27, 2002 (f)
                                                                 YEAR ENDED                THROUGH
                                                             SEPTEMBER 30, 2003       SEPTEMBER 30, 2002
                                                             ------------------       ------------------

Net asset value per share, beginning of period                     $ 21.99               $   23.75(a)
                                                                   -------               ---------
Income from investment operations (b):
   Net investment loss                                               (1.17)                  (0.34)
   Net realized gain (loss) and change in unrealized
     appreciation or depreciation on investments                      5.10                   (1.42)
                                                                   -------               ---------
     Total from investment operations                                 3.93                   (1.76)
                                                                   -------               ---------
Net asset value per share, end of period                           $ 25.92               $   21.99
                                                                   -------               ---------
Total return (c)                                                     17.87%                  (7.41%)(d)
                                                                   -------               ---------
Ratios/supplemental data:
   Net assets (dollars in thousands), end of period              $ 122,749               $  92,793
   Ratios of expenses to average net assets (e)                       5.99%                   4.21%
   Ratios of net investment loss to average net
     assets (e)                                                      (4.95%)                 (2.95%)
   Portfolio turnover                                                  258%                    174%(d)

(a) Initial public offering price of $25.00 per share less sales charges of $1.25 per share.

(b) Per share amounts presented are based on average shares outstanding throughout the periods indicated.

(c) Total return is calculated as the change in the net asset value per share for the period. Total return does not reflect sales charges.

(d) Not annualized for periods of less than one year.

(e) Annualized for periods of less than one year. The computation of such ratios for an individual shareholder may vary from these ratios due to the timing of capital transactions.

(f) Commencement of operations.

13.  SUBSEQUENT EVENTS

     Subsequent to October 31, 2003 and through November 21, 2003, there were additional subscriptions of $9,735,353.

     On October 29, 2003, Lawrence Becker was elected to the Fund's Board of Trustees as a non-interested Trustee and as the Chairman of the Fund's Audit Committee and will function as a financial expert for the purposes of the Sarbanes-Oxley Act of 2002.

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I
                        SCHEDULE OF PORTFOLIO INVESTMENTS

                                                                 SEPTEMBER 30,
                                                                     2003
 SHARES                                                          MARKET VALUE
 ------                                                          ------------
         INVESTMENTS IN SECURITIES -- 81.33%
         COMMON STOCK -- 79.79%
            AEROSPACE/DEFENSE - EQUIPMENT -- 0.22%
    9,470     United Defense Industries, Inc.*                       $ 268,853
                                                                     ---------
            APPLICATIONS SOFTWARE -- 2.89%
   31,200     Citrix Systems, Inc.*                                    688,896
   20,680     Compuware Corp.*                                         110,845
    7,230     Mercury Interactive Corp.*                  (a)          328,314
   78,590     Microsoft Corp.                             (a)        2,184,016
    5,100     OpenTV Corp.*                                             16,830
   18,200     Quest Software, Inc.*                                    220,220
                                                                     ---------
                                                                     3,549,121
                                                                     ---------
            BROADCASTING SERVICES/PROGRAMMING -- 0.17%
   15,410     Digital Generation Systems, Inc.*                         33,578
   46,900     New Frontier Media, Inc.*                                178,220
                                                                     ---------
                                                                       211,798
                                                                     ---------
            BUSINESS-TO-BUSINESS/E-COMMERCE -- 0.16%
   65,300     Ariba, Inc.*                                             198,512
                                                                     ---------
            CABLE TELEVISION -- 0.86%
   11,980     Comcast Corp., Special Class A*             (a)          353,889
   18,180     EchoStar Communications Corp., Class A*     (a)          695,749
                                                                     ---------
                                                                     1,049,638
                                                                     ---------
            CASINO SERVICES -- 0.78%
   15,600     International Game Technology                            439,140
   45,300     Scientific Games Corp.*                     (a)          516,873
                                                                     ---------
                                                                       956,013
                                                                     ---------
            CIRCUIT BOARDS -- 0.25%
   21,200     TTM Technologies, Inc.*                                  302,736
                                                                     ---------
            COMMERCIAL BANKS - CENTRAL U.S. -- 1.70%
   16,200     Commerce Bancshares, Inc.                                708,750
   23,800     TCF Financial Corp.                                    1,141,210
    7,095     Texas Regional Bancshares, Inc., Class A                 239,740
                                                                     ---------
                                                                     2,089,700
                                                                     ---------

The accompanying notes are an integral part of these financial statements.

                                                                 SEPTEMBER 30,
                                                                      2003
  SHARES                                                          MARKET VALUE
  ------                                                          ------------
         COMMON STOCK -- (CONTINUED)
            COMMERCIAL BANKS - EASTERN U.S. -- 0.93%
   13,100     M&T Bank Corp.                                       $ 1,143,630
                                                                   -----------
            COMMERCIAL BANKS - SOUTHERN U.S. -- 4.39%
    4,500     AmSouth Bancorporation                                    95,490
   46,200     Compass Bancshares, Inc.                    (a)        1,597,596
    9,100     First Tennessee National Corp.                           386,386
   62,600     Hibernia Corp., Class A                     (a)        1,268,276
   48,200     National Commerce Financial Corp.           (a)(b)     1,199,216
   19,600     SouthTrust Corp.                                         576,044
    8,900     United Bankshares, Inc.                                  266,555
                                                                   -----------
                                                                     5,389,563
                                                                   -----------
            COMMERCIAL BANKS - WESTERN U.S. -- 0.66%
   18,000     First Community Bancorp                                  602,820
   11,200     Umpqua Holdings Corp.                                    213,136
                                                                   -----------
                                                                       815,956
                                                                   -----------
            COMPUTERS - INTEGRATED SYSTEMS -- 0.10%
   12,200     Systems & Computer Technology Corp.*                     127,246
                                                                   -----------
            COMPUTERS - MEMORY DEVICES -- 0.99%
    6,400     Hutchinson Technology, Inc.*                             211,840
    5,200     M-Systems Flash Disk Pioneers, Ltd.*                      81,588
    4,100     SanDisk Corp.*                                           261,334
    9,300     Seagate Technology                                       252,960
    7,400     Storage Technology Corp.*                                178,636
   17,900     Western Digital Corp.*                      (a)          230,731
                                                                   -----------
                                                                     1,217,089
                                                                   -----------
            COMPUTERS VOICE RECOGNITION -- 0.01%
    2,400     Nuance Communications, Inc.*                              13,896
                                                                   -----------
            CONSULTING SERVICES -- 0.06%
   11,200     DiamondCluster International, Inc.*                       75,824
                                                                   -----------
            DATA PROCESSING/MANAGEMENT -- 0.52%
   20,460     VERITAS Software Corp.*                     (a)          642,444
                                                                   -----------
            DENTAL SUPPLIES & EQUIPMENT -- 0.41%
   11,350     DENTSPLY International, Inc.                (a)          508,934
                                                                   -----------

   The accompanying notes are an integral part of these financial statements.

                                                                 SEPTEMBER 30,
                                                                     2003
   SHARES                                                        MARKET VALUE
   ------                                                        ------------
         COMMON STOCK -- (CONTINUED)
            DIAGNOSTIC EQUIPMENT -- 0.15%
   14,000     I-STAT Corp.*                                          $ 187,180
                                                                     ---------
            DISTRIBUTION/WHOLESALE -- 0.37%
    7,800     CDW Corp.                                   (a)          449,280
                                                                     ---------
            DRUG DELIVERY SYSTEMS -- 0.33%
    2,400     Atrix Laboratories, Inc.*                                 49,416
   31,200     Noven Pharmaceuticals, Inc.*                             355,680
                                                                     ---------
                                                                       405,096
                                                                     ---------
            E-COMMERCE/PRODUCTS -- 0.56%
   14,330     Amazon.com, Inc.*                           (a)          692,999
                                                                     ---------
            E-COMMERCE/SERVICES -- 1.87%
   36,110     HomeStore, Inc.*                                         100,025
   31,480     InterActiveCorp*                            (a)        1,040,414
   39,670     Priceline.com, Inc.*                        (a)        1,150,033
                                                                     ---------
                                                                     2,290,472
                                                                     ---------
            E-MARKETING/INFORMATION -- 0.67%
   41,700     aQuantive, Inc.*                                         386,142
   40,390     DoubleClick, Inc.*                                       435,000
                                                                     ---------
                                                                       821,142
                                                                     ---------
            ELECTRONIC COMPONENTS - MISCELLANEOUS -- 1.37%
    4,400     Benchmark Electronics, Inc.*                (a)          185,988
   20,800     Flextronics International, Ltd.*                         294,944
   15,600     Jabil Circuit, Inc.*                        (a)          406,380
   15,600     Solectron Corp.*                                          91,260
   40,440     Vishay Intertechnology, Inc.*               (a)          708,509
                                                                     ---------
                                                                     1,687,081
                                                                     ---------
            ELECTRONIC COMPONENTS - SEMICONDUCTORS -- 4.60%
  166,830     Agere Systems, Inc., Class A*                            512,168
   24,520     Altera Corp.*                               (a)          463,428
   32,800     ATI Technologies, Inc.*                     (a)          487,080
   20,900     Conexant Systems, Inc.*                                  118,294
   14,400     ESS Technology, Inc.*                                    155,232
   48,900     Intel Corp.                                 (a)        1,345,239


   The accompanying notes are an integral part of these financial statements.

                                                                  SEPTEMBER 30,
                                                                      2003
 SHARES                                                           MARKET VALUE
 ------                                                           ------------

         COMMON STOCK -- (CONTINUED)
            ELECTRONIC COMPONENTS - SEMICONDUCTORS -- (CONTINUED)
   26,335     Intersil Corp., Class A*                    (a)        $ 626,773
   23,500     National Semiconductor Corp.*                            758,815
   12,200     PMC-Sierra, Inc.*                                        160,930
    5,200     QLogic Corp.*                                            244,452
   10,800     Silicon Laboratories, Inc.*                 (a)          485,460
   11,400     STMicroelectronics N.V., NY Shares          (a)          274,170
                                                                     ---------
                                                                     5,632,041
                                                                     ---------
            ELECTRONIC CONNECTORS -- 0.46%
   10,820     Amphenol Corp.*                             (a)          563,181
                                                                     ---------
            ELECTRONIC MEASURING INSTRUMENTS -- 0.57%
   18,800     Agilent Technologies, Inc.*                 (a)          415,668
   12,460     Trimble Navigation, Ltd.*                   (a)          288,449
                                                                     ---------
                                                                       704,117
                                                                     ---------
            ENTERPRISE SOFTWARE/SERVICES -- 0.81%
   23,600     BEA Systems, Inc.*                          (a)          284,380
   26,100     Novell, Inc.*                                            139,113
   16,790     SAP AG -- Sponsored ADR                     (a)          510,584
    6,600     Ultimate Software Group, Inc.*                            55,770
                                                                     ---------
                                                                       989,847
                                                                     ---------
            ENTERTAINMENT SOFTWARE -- 0.62%
   31,120     Activision, Inc.*                           (a)          371,884
   26,100     Atari, Inc.*                                             106,749
   16,900     THQ, Inc.*                                               277,498
                                                                     ---------
                                                                       756,131
                                                                     ---------
            FILTRATION/SEPARATION PRODUCTS -- 0.31%
   16,950     Pall Corp.                                  (a)          380,358
                                                                     ---------
            FINANCE - AUTO LOANS -- 0.21%
    7,500     Westcorp                                                 262,125
                                                                     ---------
            FINANCE - CREDIT CARD -- 0.89%
   19,200     Capital One Financial Corp.                 (b)        1,095,168
                                                                     ---------

   The accompanying notes are an integral part of these financial statements.

                                                                  SEPTEMBER 30,
                                                                      2003
 SHARES                                                           MARKET VALUE
 ------                                                           ------------

         COMMON STOCK -- (CONTINUED)
            FINANCE - INVESTMENT BANKER/BROKER -- 0.73%
    8,600     Citigroup, Inc.                             (b)        $ 391,386
    4,200     Goldman Sachs Group, Inc.                                352,380
    2,200     Lehman Brothers Holdings, Inc.                           151,976
                                                                     ---------
                                                                       895,742
                                                                     ---------
            FINANCIAL GUARANTEE INSURANCE -- 0.89%
   10,800     Ambac Financial Group, Inc.                 (a)          691,200
    9,100     Radian Group, Inc.                                       404,040
                                                                     ---------
                                                                     1,095,240
                                                                     ---------
            GAMBLING -- 0.07%
   34,100     Youbet.com, Inc.*                                         88,319
                                                                     ---------
            IDENTIFICATION SYSTEMS/DEVICES -- 0.02%
    6,300     SAFLINK Corp.*                                            28,980
                                                                     ---------
            INSURANCE BROKERS -- 1.38%
   55,000     Willis Group Holdings, Ltd.                 (a)(b)     1,691,250
                                                                     ---------
            INTERNET APPLICATION SOFTWARE -- 0.44%
   11,600     At Road, Inc.*                                           156,020
   17,310     BroadVision, Inc.*                                        84,871
   20,300     Lionbridge Technologies, Inc.*                           152,453
   10,408     Portal Software, Inc.*                                   150,714
                                                                     ---------
                                                                       544,058
                                                                     ---------
            INTERNET CONTENT - INFORMATION/NETWORK -- 0.38%
   31,800     Click2learn, Inc.*                                        57,240
   20,200     CNET Networks, Inc.*                                     143,016
   38,310     Harris Interactive, Inc.*                                269,702
                                                                     ---------
                                                                       469,958
                                                                     ---------
            INTERNET INFRASTRUCTURE SOFTWARE -- 0.33%
    5,200     AsiaInfo Holdings, Inc.*                                  35,048
   26,000     Loudeye Corp.*                                            54,860
   37,500     Openwave Systems, Inc.*                                  158,250
    8,800     RADWARE, Ltd.*                                           159,720
                                                                     ---------
                                                                       407,878
                                                                     ---------

   The accompanying notes are an integral part of these financial statements.

                                                                 SEPTEMBER 30,
                                                                      2003
   SHARES                                                         MARKET VALUE
   ------                                                        -------------
         COMMON STOCK -- (CONTINUED)
            INTERNET SECURITY -- 0.23%
    4,900     Blue Coat Systems, Inc.*                               $  53,900
   19,900     Secure Computing Corp.*                                  232,432
                                                                     ---------
                                                                       286,332
                                                                     ---------
            INTERNET TELEPHONY -- 0.08%
   14,300   GRIC Communications, Inc.*                                 100,529
                                                                     ---------
            LEISURE & RECREATIONAL PRODUCTS -- 0.53%
    2,600   Multimedia Games, Inc.*                                     94,614
   24,400   WMS Industries, Inc.*                          (a)         552,904
                                                                     ---------
                                                                       647,518
                                                                     ---------
            LIFE/HEALTH INSURANCE -- 0.29%
   11,000     AFLAC, Inc.                                              355,300
                                                                     ---------
            MEDICAL - BIOMEDICAL/GENETICS -- 5.46%
  102,400     Alexion Pharmaceuticals, Inc.*               (a)       1,707,008
      800     Axonyx, Inc.*                                              3,624
   24,500     Biogen, Inc.*                                (a)         936,635
    6,100     Cell Genesys, Inc.*                                       76,738
   24,400     CYTOGEN Corp.*                                           261,568
    8,000     Exact Sciences Corp.*                                    108,000
  138,400     Genaera Corp.*                                           640,792
    7,300     Genzyme Corp.*                               (a)         337,625
    4,200     ICOS Corp.*                                              160,944
   84,100     LifeCell Corp.*                                          495,349
      330     Ortec International, Inc.*                                   462
   14,050     Protein Design Labs, Inc.*                               194,733
  349,900     Savient Pharmaceuticals, Inc.*                         1,766,995
                                                                     ---------
                                                                     6,690,473
                                                                     ---------
            MEDICAL - DRUGS -- 4.52%
    5,250     American Pharmaceutical Partners, Inc.*                  164,587
    7,700     Angiotech Pharmaceuticals, Inc.*                         336,105
   47,000     ICN Pharmaceuticals, Inc.                                806,520
  136,300     King Pharmaceuticals, Inc.*                            2,064,945
   26,740     Pfizer, Inc.                                             812,361
   83,300     Serono SA -- Sponsored ADR                             1,364,454
                                                                     ---------
                                                                     5,548,972
                                                                     ---------

   The accompanying notes are an integral part of these financial statements.

                                                                   SEPTEMBER 30,
                                                                      2003
   SHARES                                                          MARKET VALUE
   ------                                                          -------------
         COMMON STOCK -- (CONTINUED)
            MEDICAL - GENERIC DRUGS -- 1.39%
   25,000     Barr Laboratories, Inc.*                               $ 1,705,250
                                                                     -----------
            MEDICAL - HMO -- 0.60%
    6,360     Anthem, Inc.*                               (a)            453,659
    3,700     WellPoint Health Networks, Inc.*                           285,196
                                                                     -----------
                                                                         738,855
                                                                     -----------
            MEDICAL IMAGING SYSTEMS -- 0.19%
   21,900     Given Imaging, Ltd.*                                       237,615
                                                                     -----------
            MEDICAL INSTRUMENTS -- 0.25%
    6,870     Beckman Coulter, Inc.                       (a)            312,860
                                                                     -----------
            MEDICAL PRODUCTS -- 0.60%
   12,960     Henry Schein, Inc.*                         (a)            734,832
                                                                     -----------
            MULTI-LINE INSURANCE -- 1.33%
   10,000     Allstate Corp.                                             365,300
    4,700     Old Republic International Corp.                           155,523
    6,500     PartnerRe, Ltd.                             (b)            329,355
   22,100     SAFECO Corp.                                               779,246
                                                                     -----------
                                                                       1,629,424
                                                                     -----------
            MULTIMEDIA -- 0.50%
    6,140     E.W.Scripps Co., Class A                                   522,514
   41,300     Private Media Group, Inc.*                                  92,512
                                                                     -----------
                                                                         615,026
                                                                     -----------
            NETWORKING PRODUCTS -- 1.61%
   76,850     Cisco Systems, Inc.*                        (a)          1,501,649
   30,100     Enterasys Networks, Inc.*                                  120,400
   23,750     Juniper Networks, Inc.*                                    354,350
                                                                     -----------
                                                                       1,976,399
                                                                     -----------
            OIL-FIELD SERVICES -- 0.18%
   13,180     Varco International, Inc.*                                 222,874
                                                                     -----------
            OIL FIELD MACHINERY & EQUIPMENT -- 0.17%
    9,830     FMC Technologies, Inc.*                                    210,559
                                                                     -----------
            PHARMACY SERVICES -- 0.22%
   11,700     Caremark Rx, Inc.*                                         264,420
                                                                     -----------

   The accompanying notes are an integral part of these financial statements.

                                                                  SEPTEMBER 30,
                                                                       2003
  SHARES                                                           MARKET VALUE
  ------                                                           ------------
         COMMON STOCK -- (CONTINUED)
            POWER CONVERSION/SUPPLY EQUIPMENT -- 0.30%
   10,200     Advanced Energy Industries, Inc.*                       $ 192,474
   10,100     American Power Conversion Corp.*                          173,114
                                                                      ---------
                                                                        365,588
                                                                      ---------
            PROPERTY/CASUALTY INSURANCE -- 1.02%
   10,800     Chubb Corp.                                               700,704
   24,100     Travelers Property Casualty Corp., Class A                382,708
    2,100     XL Capital, Ltd.                            (b)           162,624
                                                                      ---------
                                                                      1,246,036
                                                                      ---------
            RADIO -- 0.12%
   78,200     Sirius Satellite Radio, Inc.*                             143,106
                                                                      ---------
            REINSURANCE -- 1.10%
   17,900     Everest Re Group, Ltd.                                  1,345,364
                                                                      ---------
            RETAIL - COMPUTER EQUIPMENT -- 0.09%
   10,200     PC Mall, Inc.*                                            106,590
                                                                      ---------
            S & L THRIFTS - EASTERN U.S. -- 0.94%
   13,700     First Niagara Financial Group, Inc.                       206,870
   30,000     New York Community Bancorp, Inc.                          945,300
                                                                      ---------
                                                                      1,152,170
                                                                      ---------
            S & L THRIFTS - WESTERN U.S. -- 0.31%
    4,300     Golden West Financial Corp.                               384,893
                                                                      ---------
            SCHOOLS -- 0.92%
    8,600     Apollo Group, Inc., Class A*                (a)           567,858
    5,100     DeVry, Inc.*                                              120,666
    7,640     Education Management Corp.*                 (a)           440,599
                                                                      ---------
                                                                      1,129,123
                                                                      ---------
            SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS -- 3.79%
   17,400     ANADIGICS, Inc.*                                           82,650
   25,260     Analog Devices, Inc.*                       (a)           960,385
   26,100     Atmel Corp.*                                              104,661
   10,100     Cypress Semiconductor Corp.*                              178,568
   25,790     Integrated Circuit Systems, Inc.*           (a)           774,732
    9,140     Linear Technology Corp.                                   327,303

   The accompanying notes are an integral part of these financial statements.

                                                                   SEPTEMBER 30,
                                                                       2003
  SHARES                                                            MARKET VALUE
  ------                                                           -------------
         COMMON STOCK -- (CONTINUED)
            SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS -- (CONTINUED)

   28,550     Marvell Technology Group, Ltd.*             (a)       $ 1,077,763
   17,900     Standard Microsystems Corp.*                (a)           482,942
   40,060     Taiwan Semiconductor Manufacturing Company,
              Ltd.-- Sponsored ADR*                       (a)           433,845
   51,044     United Microelectronics Corp. -- Sponsored ADR*           230,209
                                                                    -----------
                                                                      4,653,058
                                                                    -----------
            SEMICONDUCTOR EQUIPMENT -- 2.35%
   36,320     Applied Materials, Inc.*                                  658,845
    7,800     ASML Holding N.V.*                                        102,414
   10,500     Asyst Technologies, Inc.*                                 147,735
   12,800     Axcelis Technologies, Inc.*                               105,728
   28,100     Credence Systems Corp.*                     (a)           323,150
    6,463     FormFactor, Inc.*                                         139,795
   26,000     Genus, Inc.*                                              107,120
    7,550     KLA-Tencor Corp.*                                         388,070
   30,250     Lam Research Corp.*                         (a)           670,037
   26,100     Mattson Technology, Inc.*                                 236,466
                                                                    -----------
                                                                      2,879,360
                                                                    -----------
            SUPER - REGIONAL BANKS - U.S. -- 4.56%
   15,400     Bank of America Corp.                       (b)         1,201,816
   12,900     KeyCorp                                                   329,853
   35,100     National City Corp.                         (b)         1,034,046
   12,400     SunTrust Banks, Inc.                        (b)           748,588
   12,900     U.S. Bancorp                                              309,471
   21,800     Wachovia Corp.                              (a)(b)        897,942
   20,700     Wells Fargo & Co.                           (a)(b)      1,066,050
                                                                    -----------
                                                                      5,587,766
                                                                    -----------
            TELECOMMUNICATION EQUIPMENT -- 3.07%
   43,600     Alcatel SA -- Sponsored ADR*                (a)           515,788
   19,600     Andrew Corp.*                                             240,884
   10,200     AudioCodes, Ltd.*                                          76,500
   65,250     Avaya, Inc.*                                              711,225
   20,800     Comverse Technology, Inc.*                  (a)           311,168
  330,560     Nortel Networks Corp.*                                  1,355,296

   The accompanying notes are an integral part of these financial statements.

                                                                   SEPTEMBER 30,
                                                                        2003
 SHARES                                                             MARKET VALUE
 ------                                                             ------------
         COMMON STOCK -- (CONTINUED)
            TELECOMMUNICATION EQUIPMENT -- (CONTINUED)
   40,650     Sonus Networks, Inc.*                                   $  281,705
    1,500     Symmetricom, Inc.*                                           9,495
   17,300     Tekelec*                                                   270,053
                                                                      ----------
                                                                       3,772,114
                                                                      ----------
            TELECOMMUNICATION EQUIPMENT - FIBER OPTICS -- 0.59%
   26,100     Corning, Inc.*                                             245,862
   49,100     Finisar Corp.*                                             110,475
   20,900     MRV Communications, Inc.*                                   58,729
   19,900     Optical Communication Products, Inc.*                       46,964
   53,350     Sycamore Networks, Inc.*                                   261,415
                                                                      ----------
                                                                         723,445
                                                                      ----------
            TELECOMMUNICATION SERVICES -- 0.50%
   14,900     Amdocs, Ltd.*                                              280,120
   41,400     PTEK Holdings, Inc.*                                       337,410
                                                                      ----------
                                                                         617,530
                                                                      ----------
            TELEPHONE - INTEGRATED-- 0.17%
    7,000     Telefonos de Mexico SA de CV, Class L --
              Sponsored ADR                                              213,850
                                                                      ----------
            THERAPEUTICS -- 3.32%
   89,800     Guilford Pharmaceuticals, Inc.*                            555,862
    9,600     Hollis-Eden Pharmaceuticals, Inc.*                         233,856
   97,500     ILEX Oncology, Inc.*                        (a)(b)       1,619,475
   68,400     United Therapeutics Corp.*                  (b)          1,545,156
    6,800     Vicuron Pharmaceuticals, Inc.*                             120,360
                                                                      ----------
                                                                       4,074,709
                                                                      ----------
            TRANSPORT - SERVICES -- 0.07%
    1,300     United Parcel Service, Inc., Class B        (b)             82,940
                                                                      ----------
            WEB HOSTING/DESIGN -- 0.72%
   25,040     eCollege.com, Inc.*                                        504,306
   15,210     Macromedia, Inc.*                                          376,295
                                                                      ----------
                                                                         880,601
                                                                      ----------

   The accompanying notes are an integral part of these financial statements.

                                                              SEPTEMBER 30, 2003
     SHARES                                                      MARKET VALUE
     ------                                                      ------------
         COMMON STOCK -- (CONTINUED)
            WEB PORTALS/ISP -- 4.38%
   53,360     EarthLink, Inc.*                                      $    439,153
   31,800     GigaMedia, Ltd.*                                            78,228
   30,220     Netease.com, Inc.-- Sponsored ADR*          (a)          1,686,880
    9,700     Pacific Internet Ltd.*                                      70,325
   46,530     SINA Corp.*                                 (a)          1,663,448
   17,550     Sohu.com, Inc.*                             (a)            545,805
   13,100     United Online, Inc.*                        (a)            454,832
   12,430     Yahoo!, Inc.*                               (a)            439,773
                                                                    ------------
                                                                       5,378,444
                                                                    ------------
            WIRELESS EQUIPMENT -- 0.19%
   26,300     Alvarion, Ltd.*                                            168,583
    3,800     ViaSat, Inc.*                                               67,678
                                                                    ------------
                                                                         236,261
                                                                    ------------
                 TOTAL COMMON STOCK (COST $88,066,380)              $ 97,948,782
                                                                    ------------
  CONTRACTS
  ---------
         PURCHASED OPTIONS -- 1.54%
         CALL OPTIONS -- 0.01%
            MEDICAL - DRUGS -- 0.01%
       48     Cephalon, Inc., 10/18/03, $45.00                          $ 10,800
                                                                    ------------
                TOTAL CALL OPTIONS (COST $15,984)                       $ 10,800
                                                                    ------------
         PUT OPTIONS -- 1.53%
            MEDICAL - DRUGS -- 0.01%
       48     Cephalon, Inc., 10/18/03, $45.00                           $ 6,480
                                                                    ------------
            REGISTERED INVESTMENT COMPANY -- 1.52%
    4,500     Nasdaq -- 100 Index Tracking Stock,
                  01/17/04, $30.00                                       517,500
    9,000     Nasdaq -- 100 Index Tracking Stock,
                  01/17/04, $31.00                                     1,350,000
                                                                    ------------
                                                                       1,867,500
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

                SCHEDULE OF PORTFOLIO INVESTMENTS -- (CONCLUDED)


                                                              SEPTEMBER 30, 2003
CONTRACTS                                                         MARKET VALUE
---------                                                         ------------

         PUT OPTIONS -- (CONTINUED)
            TRANSPORT - SERVICES -- 0.00%
       50     United Parcel Service, Inc., Class B,
              01/17/04, $60.00                                    $       3,250
                                                                  -------------
              TOTAL PUT OPTIONS (COST $1,374,634)                 $   1,877,230
                                                                  -------------
                  TOTAL PURCHASED OPTIONS (COST $1,390,618)       $   1,888,030
                                                                  -------------
         TOTAL INVESTMENTS (COST $89,456,998) -- 81.33%+          $  99,836,812
                                                                  -------------
                OTHER ASSETS, LESS LIABILITIES -- 18.67%**           22,911,873
                                                                  -------------
                NET ASSETS -- 100.00%                             $ 122,748,685
                                                                  -------------

(a) Partially or wholly held in a pledged account by the custodian as collateral for securities sold, not yet purchased, and open written options.
(b)        Security held in connection with an open put or call option contract.
*          Non-income producing security.
** INCLUDES $36,660,869 INVESTED IN A PNC BANK MONEY MARKET ACCOUNT, WHICH IS 29.87% OF NET ASSETS.
ADR -- American Depository Receipt
+          Aggregate cost for Federal income tax purposes is $89,840,939.
           The aggregate gross unrealized appreciation (depreciation) for Federal income tax purposes for all portfolio investments is as follows:

           Excess of value over cost                           $ 11,886,330
           Excess of cost over value                             (1,890,457)
                                                               ------------
                                                               $  9,995,873
                                                               ------------

   The accompanying notes are an integral part of these financial statements.

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                 SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED

                                                                   SEPTEMBER 30,
                                                                       2003
  SHARES                                                           MARKET VALUE
  ------                                                           ------------

         SECURITIES SOLD, NOT YET PURCHASED -- (14.63%)
         COMMON STOCK -- (14.63%)
             APPLICATIONS SOFTWARE -- (0.25%)
    4,300      Intuit, Inc.                                         $ (207,432)
    2,580      National Instruments Corp.                             (103,845)
                                                                    ----------
                                                                      (311,277)
                                                                    ----------
             AUTOMOBILE - CARS/LIGHT TRUCKS -- (0.10%)
   11,700      Ford Motor Co.                                         (126,009)
                                                                    ----------
             BEVERAGES - NON-ALCOHOLIC -- (0.16%)
   10,000      Coca-Cola Enterprises, Inc.                            (190,600)
                                                                    ----------
             CAPACITORS -- (0.09%)
    8,490      KEMET Corp.                                            (108,163)
                                                                    ----------
             CASINO HOTELS -- (0.21%)
    4,340      Harrah's Entertainment, Inc.                           (182,758)
    2,000      Mandalay Resort Group                                   (79,220)
                                                                    ----------
                                                                      (261,978)
                                                                    ----------
             CHEMICALS - SPECIALTY -- (0.27%)
    5,850      Cabot Microelectronics Corp.                           (326,079)
                                                                    ----------
             COMMERCIAL BANKS - CENTRAL U.S. -- (0.63%)
   20,400      Wintrust Financial Corp.                               (768,468)
                                                                    ----------
             COMMERCIAL BANKS - EASTERN U.S. -- (1.32%)
   12,200      Commerce Bancorp, Inc.                                 (584,502)
   37,335      Valley National Bancorp                              (1,039,406)
                                                                    ----------
                                                                    (1,623,908)
                                                                    ----------
             COMMERCIAL SERVICES - FINANCE -- (0.35%)
    7,980      H&R Block, Inc.                                        (344,337)
    2,400      Paychex, Inc.                                           (81,432)
                                                                    ----------
                                                                      (425,769)
                                                                    ----------
             COMMON TRUST FUND -- (0.44%)
    4,800      Regional Bank HOLDRs Trust                             (542,736)
                                                                    ----------
             COMPUTER SERVICES -- (0.18%)
    8,370      Manhattan Associates, Inc.                             (216,699)
                                                                    ----------
             CONSULTING SERVICES -- (0.14%)
    3,640      Corporate Executive Board Co.                          (170,898)
                                                                    ----------

   The accompanying notes are an integral part of these financial statements.

                                                                  SEPTEMBER 30,
                                                                       2003
  SHARES                                                           MARKET VALUE
  ------                                                           ------------
         COMMON STOCK -- (CONTINUED)
            CRUISE LINES -- (0.18%)
    6,860     Carnival Corp.                                       $ (225,626)
                                                                   ----------
            DATA PROCESSING/MANAGEMENT -- (0.23%)
    5,140     Acxiom Corp.                                            (81,006)
    4,900     First Data Corp.                                       (195,804)
                                                                   ----------
                                                                     (276,810)
                                                                   ----------
            DENTAL SUPPLIES & EQUIPMENT -- (0.26%)
    5,620     Patterson Dental Co.                                   (323,600)
                                                                   ----------
            DIAGNOSTIC EQUIPMENT -- (0.36%)
   21,600     I-STAT Corp.                                           (288,792)
    5,900     Immucor, Inc.                                          (159,005)
                                                                   ----------
ss                                                                   (447,797)
                                                                   ----------
            DIVERSIFIED MANUFACTURING OPERATIONS -- (0.12%)
    5,100     General Electric Co.                                   (152,031)
                                                                   ----------
            ELECTRONIC COMPONENTS - MISCELLANEOUS -- (0.07%)
    5,860     AVX Corp.                                               (80,224)
                                                                   ----------
            ELECTRONIC COMPONENTS - SEMICONDUCTORS -- (0.87%)
    6,790     Cree, Inc.                                             (125,751)
    6,400     Fairchild Semiconductor International, Inc.            (106,112)
    6,900     Lattice Semiconductor Corp.                             (49,059)
    9,120     Microchip Technology, Inc.                             (218,333)
    7,490     Semtech Corp.                                          (138,265)
   12,220     Texas Instruments, Inc.                                (278,616)
    7,700     Zoran Corp.                                            (150,150)
                                                                   ----------
                                                                   (1,066,286)
                                                                   ----------
            ELECTRONIC PARTS DISTRIBUTION -- (0.24%)
   11,780     Arrow Electronics, Inc.                                (216,634)
    4,980     Avnet, Inc.                                             (82,270)
                                                                   ----------
                                                                     (298,904)
                                                                   ----------
            ENTERPRISE SOFTWARE/SERVICES -- (0.09%)
    2,410     BMC Software, Inc.                                      (33,571)
    2,500     Hyperion Solutions Corp.                                (72,175)
                                                                   ----------
                                                                     (105,746)
                                                                   ----------

   The accompanying notes are an integral part of these financial statements.

                                                              SEPTEMBER 30, 2003
  SHARES                                                          MARKET VALUE
  ------                                                           ------------
         COMMON STOCK -- (CONTINUED)
            FOOD - RETAIL -- (0.22%)
    4,900     Whole Foods Market, Inc.                              $ (270,382)
                                                                    ----------
            HOME DECORATION PRODUCTS -- (0.11%)
    6,100     Newell Rubbermaid, Inc.                                 (132,187)
                                                                    ----------
            HOTELS & MOTELS -- (0.34%)
   13,050     Extended Stay America, Inc.                             (194,836)
    6,500     Starwood Hotels & Resorts Worldwide, Inc.               (226,200)
                                                                    ----------
                                                                      (421,036)
                                                                    ----------
            INSTRUMENTS - SCIENTIFIC -- (0.37%)
    1,200     Varian, Inc.                                             (37,584)
   15,370     Waters Corp.                                            (421,599)
                                                                    ----------
                                                                      (459,183)
                                                                    ----------
            INTERNET SECURITY -- (0.05%)
    4,220     Network Associates, Inc.                                 (58,067)
                                                                    ----------
            MEDICAL - BIOMEDICAL/GENETICS -- (0.44%)
    6,800     Affymetrix, Inc.                                        (142,732)
    3,900     Amgen, Inc.                                             (251,823)
   11,100     Exact Sciences Corp.                                    (149,850)
                                                                    ----------
                                                                      (544,405)
                                                                    ----------
            MEDICAL - DRUGS -- (1.42%)
    3,200     Abbott Laboratories                                     (136,160)
   10,350     American Pharmaceutical Partners, Inc.                  (324,472)
   10,800     AstraZeneca PLC -- Sponsored ADR                        (468,720)
    1,500     Bradley Pharmaceuticals, Inc.                            (40,875)
    2,100     Cubist Pharmaceuticals, Inc.                             (22,659)
    6,900     Eli Lilly & Co.                                         (409,860)
    2,700     MedImmune, Inc.                                          (89,127)
    2,900     Merck & Co., Inc.                                       (146,798)
    3,200     OSI Pharmaceuticals, Inc.                               (103,904)
                                                                    ----------
                                                                    (1,742,575)
                                                                    ----------
            MEDICAL - HOSPITALS -- (0.12%)
    3,900     HCA, Inc.                                               (143,754)
                                                                    ----------

   The accompanying notes are an integral part of these financial statements.

                                                                   SEPTEMBER 30,
                                                                        2003
  SHARES                                                            MARKET VALUE
  ------                                                            ------------
         COMMON STOCK -- (CONTINUED)
            MEDICAL - OUTPATIENT/HOME MEDICAL -- (0.09%)
    2,900     Lincare Holdings, Inc.                               $ (106,285)
                                                                   ----------
            MEDICAL - WHOLESALE DRUG DISTRIBUTION -- (0.19%)
    4,000     Cardinal Health, Inc.                                  (233,560)
                                                                   ----------
            MEDICAL LABS & TESTING SERVICES -- (0.14%)
    6,200     Laboratory Corporation of America Holdings             (177,940)
                                                                   ----------
            MEDICAL PRODUCTS -- (0.20%)
    4,900     Johnson & Johnson                                      (242,648)
                                                                   ----------
            MULTIMEDIA -- (0.31%)
    3,110     McGraw-Hill Companies, Inc.                            (193,224)
    5,000     Viacom, Inc., Class B                                  (191,500)
                                                                   ----------
                                                                     (384,724)
                                                                   ----------
            PHOTO EQUIPMENT & SUPPLIES -- (0.19%)
   11,350     Eastman Kodak Co.                                      (237,669)
                                                                   ----------
            PROPERTY/CASUALTY INSURANCE -- (0.61%)
    2,700     Progressive Corp.                                      (186,597)
   15,100     St. Paul Companies, Inc.                               (559,153)
                                                                   ----------
                                                                     (745,750)
                                                                   ----------

            PUBLISHING - NEWSPAPERS -- (0.14%)
    3,640     Dow Jones & Company, Inc.                              (172,354)
                                                                   ----------
            REGISTERED INVESTMENT COMPANY -- (0.29%)
   14,100     Financial Select Sector SPDR Fund                      (358,140)
                                                                   ----------
            REITS - MORTGAGE -- (0.16%)
   11,600     Annaly Mortgage Management, Inc.                       (190,472)
                                                                   ----------
            RETAIL - DRUG STORES -- (0.17%)
    6,670     Walgreen Co.                                           (204,369)
                                                                   ----------
            RETAIL - MAJOR DEPARTMENT STORES -- (0.13%)
    7,500     J.C. Penney Company, Inc.                              (160,275)
                                                                   ----------
            RETAIL - REGIONAL DEPARTMENT STORES -- (0.17%)
    3,900     Kohl's Corp.                                           (208,650)
                                                                   ----------
            SCHOOLS -- (0.14%)
    3,100     Corinthian Colleges, Inc.                              (177,196)
                                                                   ----------

   The accompanying notes are an integral part of these financial statements.

          SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED -- (CONCLUDED)

                                                                     SEPTEMBER
                                                                      30, 2003
 SHARES                                                             MARKET VALUE
 ------                                                             ------------
         COMMON STOCK -- (CONTINUED)
            SEMICONDUCTOR COMPONENTS - INTEGRATED CIRCUITS -- (0.11%)
    3,830     Emulex Corp.                                            $ (97,550)
    2,980     Micrel, Inc.                                              (36,326)
                                                                      ---------
                                                                       (133,876)
                                                                      ---------
            SEMICONDUCTOR EQUIPMENT -- (0.22%)
    5,400     DuPont Photomasks, Inc.                                  (122,634)
    2,900     Photronics, Inc.                                          (61,654)
    4,500     Teradyne, Inc.                                            (83,700)
                                                                      ---------
                                                                       (267,988)
                                                                      ---------
            SUPER-REGIONAL BANKS - U.S. -- (0.30%)
   14,600     KeyCorp                                                  (373,322)
                                                                      ---------
            TELECOMMUNICATION EQUIPMENT -- (0.20%)
   15,700     Nokia Oyj -- Sponsored ADR                               (244,920)
                                                                      ---------
            TELEPHONE - INTEGRATED -- (0.62%)
    5,030     ALLTEL Corp.                                             (233,090)
    9,220     BellSouth Corp.                                          (218,330)
    7,740     Citizens Communications Co.                               (86,765)
    9,820     SBC Communications, Inc.                                 (218,495)
                                                                      ---------
                                                                       (756,680)
                                                                      ---------
            THERAPEUTICS -- (0.54%)
      900     Amylin Pharmaceuticals, Inc.                              (25,416)
    5,600     Cell Therapeutics, Inc.                                   (63,672)
    3,100     Esperion Therapeutics, Inc.                               (60,078)
    7,400     Medicines Co.                                            (192,400)
    5,840     NeoPharm, Inc.                                            (87,600)
    2,600     Neurocrine Biosciences, Inc.                             (128,752)
    4,000     Trimeris, Inc.                                           (100,680)
                                                                      ---------
                                                                       (658,598)
                                                                      ---------

   The accompanying notes are an integral part of these financial statements.

          SCHEDULE OF SECURITIES SOLD, NOT YET PURCHASED -- (CONCLUDED)

                                                                 SEPTEMBER 30,
                                                                     2003
 SHARES                                                          MARKET VALUE
 ------                                                          ------------
         COMMON STOCK -- (CONTINUED)
            WIRELESS EQUIPMENT -- (0.08%)
2,300         QUALCOMM, Inc.                                     $     (95,772)
                                                                 -------------
                TOTAL SECURITIES SOLD, NOT YET PURCHASED
                  (PROCEEDS $16,941,830)+                        $ (17,952,385)
                                                                 -------------

+        Aggregate cost for Federal income tax purposes is $(16,491,048).
         The aggregate gross unrealized appreciation (depreciation) for Federal income tax purposes for all securities sold, not yet purchased is as follows:

            Excess of value over cost                            $   472,637
            Excess of cost over value                             (1,933,974)
                                                                 -----------
                                                                 $(1,461,337)
                                                                 -----------

   The accompanying notes are an integral part of these financial statements.

                     ADVANTAGE ADVISERS MULTI SECTOR FUND I

                           SCHEDULE OF WRITTEN OPTIONS


                                                                SEPTEMBER 30,
                                                                     2003
  CONTRACTS                                                      MARKET VALUE
  ---------                                                      -----------

         WRITTEN CALL OPTIONS -- (0.03%)
            FINANCE - CREDIT CARD -- 0.00%
       29     Capital One Financial Corp., 12/20/03, $ 65.00         $ (4,640)
                                                                     --------
            MULTI-LINE INSURANCE -- (0.01%)
       65     PartnerRe, Ltd., 11/22/03, $       50.00                (16,250)
                                                                     --------
            PROPERTY/CASUALTY INSURANCE -- (0.01%)
       21     XL Capital, Ltd., 11/22/03, $ 80.00                      (5,460)
                                                                     --------
            THERAPEUTICS -- (0.01%)
      119     ILEX Oncology, Inc., 11/22/03, $20.00                    (6,545)
       14     United Therapeutics Corp., 11/22/03, $25.00                (910)
                                                                     --------
                                                                       (7,455)
                                                                     --------
                TOTAL WRITTEN CALL OPTIONS (PREMIUMS $46,804)        $(33,805)
                                                                     --------

         WRITTEN PUT OPTIONS -- (0.09%)
            COMMERCIAL BANKS - SOUTHERN U.S. -- (0.01%)
      327     National Commerce Financial Corp., 10/18/03, $22.50    $ (8,175)
                                                                     --------
            FIDUCIARY BANKS -- (0.01%)
       62     Mellon Financial Corp., 12/20/03, $ 30.00                (9,920)
                                                                     --------
            FINANCE - CREDIT CARD -- (0.01%)
       37     Capital One Financial Corp., 12/20/03, $ 55.00          (13,320)
                                                                     --------
            FINANCE - INVESTMENT BANKER / BROKER -- 0.00%
       48     Citigroup, Inc., 12/20/03, $40.00                        (3,840)
                                                                     --------
            FINANCE - MORTGAGE LOAN / BANKER -- (0.01%)
       61     Countrywide Financial Corp., 10/18/03, $65.00            (1,525)
       32     Countrywide Financial Corp., 10/18/03, $75.00            (3,200)
                                                                     --------
                                                                       (4,725)
                                                                     --------

            INSURANCE BROKERS -- 0.00%
       61     Willis Group Holdings, Ltd., 10/18/03, $ 30.00           (3,965)
                                                                     --------

   The accompanying notes are an integral part of these financial statements.

                   SCHEDULE OF WRITTEN OPTIONS -- (CONCLUDED)

                                                                  SEPTEMBER 30,
                                                                       2003
  CONTRACTS                                                       MARKET VALUE
  ---------                                                       ------------

         WRITTEN PUT OPTIONS -- (CONTINUED)
           SUPER-REGIONAL BANKS - U.S. -- (0.05%)
      48     Bank of America Corp., 11/22/03, $75.00                  $ (6,480)
      47     Bank of America Corp., 11/22/03, $80.00                   (16,450)
      55     National City Corp., 10/18/03, $32.50                     (19,250)
      61     SunTrust Banks, Inc., 10/18/03, 60.00                      (5,490)
      88     Wachovia Corp., 10/18/03, $42.50                          (14,960)
      39     Wells Fargo & Co., 10/18/03, $50.00                        (1,755)
                                                                    ----------
                                                                       (64,385)
                                                                    ----------
                TOTAL WRITTEN PUT OPTIONS (PREMIUMS $152,864)       $ (108,330)
                                                                    ----------
                                                                    $ (142,135)
                                                                    ----------

                TOTAL WRITTEN OPTIONS (PREMIUMS $199,668)

+             Aggregate cost for Federal income tax purposes is $199,668.

              The aggregate gross unrealized appreciation (depreciation) for Federal income tax purposes for all written options is as follows:

              Excess of value over cost                             $   83,910
              Excess of cost over value                                (26,377)
                                                                    ----------
                                                                    $   57,533
                                                                    ----------

   The accompanying notes are an integral part of these financial statements.

                         REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Trustees of Advantage Advisers Multi-Sector Fund I

We have audited the accompanying statement of assets and liabilities of Advantage Advisers Multi-Sector Fund I (the "Fund"), including the schedules of portfolio investments, securities sold, not yet purchased and written options, as of September 30, 2003, and the related statement of operations for the year then ended, and the statement of changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Advantage Advisers Multi-Sector Fund I at September 30, 2003, the results of its operations for the year then ended, and the changes in its net assets for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.

                                                           [GRAPHIC OMITTED]
                                                           /s/ ERNST & YOUNG LLP
                                                               Ernst & Young LLP

November 21, 2003

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I

                           FUND MANAGEMENT (UNAUDITED)

Information pertaining to the Trustees is set forth below. The Statement of Additional Information (SAI), which includes additional information about the Fund and is available without charge, upon request by calling (212) 667-4225.


                                                                                                                        NUMBER OF
                                                                                                                      PORTFOLIOS IN
                           TERM OF OFFICE                                                                              FUND COMPLEX
  NAME, AGE, ADDRESS AND   AND LENGTH OF           PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS                         OVERSEEN BY
POSITION(S) WITH THE FUND   TIME SERVED         OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD BY TRUSTEE                         TRUSTEE
-------------------------   -----------         ------------------------------------------------                         -------

                                                          INDEPENDENT TRUSTEES

Sol Gittleman, 69           Indefinite;     Alice and Nathan Gantcher University Professor at Tufts University;              5
Ballou Hall                    Since        Senior Vice President and Provost of Tufts University 1981-2001;
Tufts University          January 21, 2002  Director of Advantage Advisers Technology Partners, L.L.C., which
Medford, MA 02155                           is an affiliate; Manager of Advantage Advisers Augusta Fund, L.L.C.,
Trustee                                     Advantage Advisers Troon Fund, L.L.C., Advantage Advisers Alyeska
                                            Fund, L.L.C., Advantage Advisers Sawgrass Fund, L.L.C., and Advantage
                                            Advisers Deauville Europe Fund, L.L.C., which are affiliates.

Luis Rubio, 48              Indefinite;     President of Centro de Investigacion Para el Desarrollo, A.C. (Center of        11
Centro de Investigacion        Since        Research Development) (2000 to present) and Director of the same
Para el Desarrollo, A.C.  January 21, 2002  organization (1984 to 2000); Adjunct Fellow of the Center for Strategic
Jaime Balmes No. 11, D-2                    and International Studies (1993 to present); Member of the Advisory
Los Morales Polanco                         Board of the National Council of Science and Technology of Mexico (1989
Mexico D. F. 11510                          to 2000); Director of the Human Rights Commission of Mexico City (1994
Trustee                                     to 2002); Director of The Asia Tigers Fund, Inc. and The India Fund,
                                            Inc., which are affiliates; Director of Advantage Advisers Technology
                                            Partners, L.L.C. and certain other offshore private investment funds administered by Oppenheimer, which are affiliates; Manager of Advantage
                                            Advisers Augusta Fund, L.L.C., Advantage Advisers Troon Fund, L.L.C.,
                                            Advantage Advisers Alyeska Fund, L.L.C., Advantage Advisers Sawgrass
                                            Fund, L.L.C., Advantage Advisers Deauville Europe Fund, L.L.C.,
                                            Advantage Advisers Stratigos Fund, L.L.C., Advantage Advisers Whistler
                                            Fund, L.L.C., Advantage Advisers Wynstone Fund, L.L.C., and Advantage
                                            Advisers Xanthus Fund, L.L.C., which are affiliates.

Janet L. Schinderman, 52    Indefinite;     Associate Dean for Special Projects and Secretary to the Board of                9
Columbia Business School       Since        Overseers at Columbia Business School since 1990; Manager of Advantage
Office of the Dean        January 21, 2002  Advisers Augusta Fund, L.L.C., Advantage Advisers Troon Fund, L.L.C.,
101 Uris Hall                               Advantage Advisers Alyeska Fund, L.L.C., Advantage Advisers Sawgrass
Columbia University                         Fund, L.L.C., Advantage Advisers Deauville Europe Fund, L.L.C.,
New York, NY 10027                          Advantage Advisers Stratigos Fund, L.L.C., Advantage Advisers Whistler
Trustee                                     Fund, L.L.C., Advantage Advisers Wynstone Fund, L.L.C., and Advantage
                                            Advisers Xanthus Fund L.L.C., which are affiliates.


                                                         INTERESTED TRUSTEE
Howard M. Singer, 40        Indefinite;     Managing Director, Oppenheimer Asset Management Inc., Manager of                 9
Oppenheimer & Co.              Since        Advantage Advisers Augusta Fund, L.L.C., Advantage Advisers Troon Fund,
200 Park Avenue, 24th     January 21, 2002  L.L.C., Advantage Advisers Alyeska Fund, L.L.C., Advantage Advisers
Floor                                       Xanthus Fund, L.L.C., Advantage Advisers Whistler Fund, L.L.C.,
New York, NY 10166                          Advantage Advisers Sawgrass Fund, L.L.C., Advantage Advisers Stratigos
Chairman of the Board                       Fund, L.L.C. and Advantage Advisers Wynstone Fund, L.L.C., and Advantage
                                            Advisers Deauville Europe Fund, L.L.C., which are affiliates.

                     ADVANTAGE ADVISERS MULTI-SECTOR FUND I

          RESULTS OF SPECIAL MEETING (UNAUDITED) -- SEPTEMBER 30, 2003

The Fund held a Special Meeting of Shareholders on April 25, 2003. One of the purposes of the Meeting was to approve the new Investment Advisory Agreement with the Investment Adviser. A total of $2,518,944 in shares of the Fund were voted. 98.05% of votes eligible to be cast at the Special Meeting voted for the new Investment advisory Agreements.

     I. Proposal to approve new investment Advisory Agreement:

            VOTES FOR         VOTES AGAINST         VOTES ABSTAINED
            ---------         -------------         ---------------
           $ 2,469,769           $ 20,776              $ 28,399

ITEM 2. CODE OF ETHICS.

    (a) The registrant, on July 30, 2003, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

    (b) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

    (c) The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from any provisions of the Code of Ethics.

    (d) Not applicable.

    (e) Not applicable.

    (f) The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge, upon request made to the registrant at its address at 200 Park Avenue New York NY 10166.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

    (a) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee, Lawrence Becker, and that Mr. Becker is "independent." Lawrence Becker was elected as a non-interested trustee and Chairman of the Audit Committee at a meeting of the board of trustees held on October 29, 2003.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.


                           ADVANTAGE ADVISERS, L.L.C.
                      ADVANTAGE ADVISERS MANAGEMENT, L.L.C.
                    ADVANTAGE ADVISERS MULTI-MANAGER, L.L.C.
              ADVANTAGE ADVISERS PRIVATE EQUITY MANAGEMENT, L.L.C.
                  ADVANTAGE ADVISERS AUGUSTA MANAGEMENT, L.L.C.
                   ADVANTAGE ADVISERS TROON MANAGEMENT, L.L.C.
                  ADVANTAGE ADVISERS CATALYST MANAGEMENT, L.P.
                 OPPENHEIMER EMERGING MARKETS MANAGEMENT, L.L.C.
                     OPPENHEIMER HORIZON MANAGEMENT, L.L.C.
              OPPENHEIMER INSTITUTIONAL HORIZON MANAGEMENT, L.L.C.
                        OPPENHEIMER VALUE PARTNERS, L.P.



                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

   CHAPTER 1 BOARD OF DIRECTORS
   VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS ..............      6
   CHAIRMAN & CEO ARE THE SAME PERSON ................................      7
   INDEPENDENCE OF DIRECTORS .........................................      8
   STOCK OWENERSHIP REQUEST ..........................................      9
   CHARITABLE CONTRIBUTIONS ..........................................     10
   DIRECTOR AND OFFICER INDEMNIFICATION  AND LIABILITY PROTECTION ....     11
   VOTE RECOMMENDATION ...............................................     12
   SIZE OF THE BOARD .................................................     13
   VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS ................     14
   TERM OF OFFICE ....................................................     15
   COMPENSATION DISCLOSURE ...........................................     16

   CHAPTER 2 AUDITORS ................................................     17
   RATIFYING AUDITORS ................................................     18

   CHAPTER 3 TENDER  OFFER DEFENSES ..................................     19
   POISON PILLS ......................................................     20
   GREENMAIL .........................................................     21
   SUPERMAJORITY VOTE ................................................     22

   CHAPTER 4 MERGERS AND CORPORATE RESTRUCTURING .....................     23
   CHANGING CORPORATE NAME ...........................................     24
   REINCORPORATION ...................................................     25

   CHAPTER 5 PROXY CONTEST DEFENSES ..................................     26
   BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS ...................     27
   CUMULATIVE VOTING .................................................     28
   SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING .....................     29
   SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD ..................     30

   CHAPTER 6 MISCELLANEOUS CORPORATE
   GOVERNANCE  PROVISIONS ............................................     31
   CONFIDENTIAL VOTING ...............................................     32
   SHAREHOLDER ADVISORY COMMITTEES ...................................     33
   FOREIGN CORPORATE MATTERS .........................................     34
   GOVERNMENT SERVICE LIST ...........................................     35

   CHAPTER 7 SOCIAL AND ENVIRONMENTAL ISSUES .........................     36
   ENERGY AND ENVIRONMENTAL ISSUES (CERES PRINCIPLES) ................     37
   NORTHERN IRELAND (MACBRIDE PRINCIPLES) ............................     38
   MAQUILADORA STANDARDS & INTERNATIONAL OPERATIONS AND POLICIES .....     39
   EQUAL EMPLOYMENT OPPORTUNITY & DISCRIMINATION .....................     40
   ANIMAL RIGHTS .....................................................     41

   CHAPTER 8 CAPITAL STRUCTURE .......................................     42
   COMMON STOCK AUTHORIZATION ........................................     43
   BLANK CHECK PREFERRED STOCK .......................................     44
   PREEMPTIVE RIGHTS .................................................     45
   STOCK DISTRIBUTION: SPLITS AND DIVIDENDS ..........................     46
   REVERSE STOCK SPLITS ..............................................     47
   ADJUSTMENTS TO PAR VALUE OF COMMON STOCK ..........................     48
   DEBT RESTRUCTURING ................................................     49

   CHAPTER 9 EXECUTIVE AND DIRECTOR COMPENSATION .....................     50
   DIRECTOR COMPENSATION .............................................     51
   SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY ..........     52
   EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS) ............................     53
   OPTIONS EXPENSING .................................................     54
   GOLDEN PARACHUTES .................................................     55
   PROPOSAL TO BAN GOLDEN PARACHUTES .................................     56
   OUTSIDE DIRECTORS' RETIREMENT COMPENSATION ........................     57

   CHAPTER 10  STATE OF INCORPORATION ................................     58
   CONTROL SHARE ACQUISITION STATUTES ................................     59
   OPT-OUT OF STATE TAKEOVER STATUTES ................................     60
   CORPORATE RESTRUCTURING, SPIN-OFFS, ASSET SALES, LIQUIDATIONS .....     61

   CHAPTER 11 CONFLICT OF INTEREST ...................................     62
   CONFLICTS .........................................................     63
   CONFLICTS CONT'D ..................................................     64

   CHAPTER 12 CORPORATE GOVERNANCE COMMITTEE
   & PROXY MANAGERS ..................................................     65
   CORPORATE GOVERNANCE COMMITTEE ....................................     66
   PROXY MANAGERS ....................................................     67

   CHAPTER 13 SPECIAL ISSUES WITH
   VOTING FOREIGN PROXIES ............................................     68
   SPECIAL ISSUES ....................................................     69

   CHAPTER 14 RECORD KEEPING .........................................     70
   RECORD KEEPING ....................................................     71

                                  INTRODUCTION

Rule 206(4)-6 (the "Rule") adopted under the Investment Advisers Act of 1940, as amended (the "Advisers Act") requires all registered investment advisers that exercise voting discretion over securities held in client portfolios to adopt proxy voting policies and procedures.

Advantage Advisers, L.L.C., Advantage Advisers Management, L.L.C., Advantage Advisers Multi-Manager, L.L.C., Advantage Advisers Private Equity Management, L.L.C., Advantage Advisers Augusta Management, L.L.C., Advantage Advisers Troon Management, L.L.C., Advantage Advisers Catalyst Management, L.P., Oppenheimer Emerging Markets Management, L.L.C., Oppenheimer Horizon management, L.L.C., Oppenheimer Institutional Horizon Management, L.L.C., and Oppenheimer Value Partners, L.P. (collectively, the "Advisers") are registered investment advisers under the Advisers Act and are therefore required to adopt proxy voting policies and procedures pursuant to the Rule.

The Advisers act as investment advisers, managers or general partners to registered and unregistered investment companies and managed accounts (collectively, the "Accounts"). When an Adviser has investment discretion over an Account's investment portfolio, then the Adviser votes proxies for the Account pursuant to the policies and procedures set forth herein.

Investment discretion for a number of the Advisers' Accounts is exercised by portfolio managers that are either non-managing members of limited partners of an Adviser, or act as portfolio managers or subadvisers pursuant to agreements with the Advisers and/or the Accounts (collectively, the "Portfolio Managers"). In all cases where Portfolio Managers exercise investment discretion over the Accounts, the Portfolio Managers vote proxies for the Accounts in accordance with the policies and procedures of the investment advisory firms with which the Portfolio Managers are affiliated.

Appendix A hereto sets forth the Accounts for which each Adviser is responsible, whether the Advisers' proxy policies or the proxy policies of the Portfolio Managers are applicable to the Account.

                           VOTING ON DIRECTOR NOMINEES
                            IN UNCONTESTED ELECTIONS
                            ------------------------

These proposals seek shareholder votes for persons who have been nominated by a corporation's board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:
    a)   Company performance
    b)   Composition of the board and key board committees
    c)   Attendance at board meetings
    d)   Corporate governance provisions and takeover activity

We may also consider:
    a)   Board decisions concerning executive compensation
    b)   Number of other board seats held by the nominee
    c)   Interlocking directorships


VOTE RECOMMENDATION
                                           It is our policy to vote IN FAVOR of
                                           the candidates proposed by the board.

We will look carefully at each candidate's background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.

CHAIRMAN AND CEO ARE THE SAME PERSON
------------------------------------

         Shareholders may propose that different persons hold the positions of the chairman and the CEO.

         We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management.

INDEPENDENCE OF DIRECTORS
-------------------------

         Shareholders may request that the board be comprised of a majority of independent directors and that audit, compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.


VOTE RECOMMENDATION
                                                     It is our policy to vote
                                                     FOR proposals requesting
                                                     that a majority of the
                                                     Board be independent and
                                                     that the audit,
                                                     compensation and nominating
                                                     committees of the board
                                                     include only independent
                                                     directors.

STOCK OWNERSHIP REQUIREMENTS
----------------------------

         Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock, not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders if they are shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

VOTE RECOMMENDATION

                                                          Vote AGAINST proposals
                                                          that require director
                                                          stock ownership

                            CHARITABLE CONTRIBUTIONS

         Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm's primary employment areas. Shareholders should not decide what the most worthwhile charities are.

VOTE RECOMMENDATION
                                                     (Shareholders Proposals)
                                                     Vote AGAINST proposals
                                                     regarding charitable
                                                     contribution.

         Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.

                      DIRECTOR AND OFFICER INDEMNIFICATION
                            AND LIABILITY PROTECTION
                            ------------------------

         These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

         When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgements incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.

VOTE RECOMMENDATION
                                                Vote AGAINST proposals that
                                                eliminate entirely director and
                                                officers' liability for monetary
                                                damages for violating the duty
                                                of care.

                                                Vote AGAINST indemnification
                                                proposals that would expand
                                                coverage beyond just legal
                                                expenses to acts, such as
                                                negligence, that are more
                                                serious violations of fiduciary
                                                obligations than mere
                                                carelessness.

                                                Vote FOR only those proposals
                                                providing such expanded coverage
                                                in cases when a director's or
                                                officer's legal defense was
                                                unsuccessful if: a) the director
                                                was found to have acted in good
                                                faith, and b) only if the
                                                director's legal expenses would
                                                be covered.

     The following factors should be considered:

        1. The present environment in which directors operate provides substantial risk of claims or suits against against them in their individual capacities arising out of the discharge of their duties.

        2. Attracting and retaining the most qualified directors enhances shareholder value.

                            SIZE OF THE BOARD

         Typically there are three reasons for changing the size of the board. The first reason may be to permit inclusion into the board of additional individuals who, by virtue of their ability and experience, would benefit the corporation. The second reason may be to reduce the size of the board due to expiration of terms, resignation of sitting directors or, thirdly, to accommodate the corporation's changing needs.

VOTE RECOMMENDATION
                                                Vote FOR the board's
                                                recommendation to increase or
                                                decrease the size of the board.

     The following factors should be considered:

        1. These proposals may aim at reducing or increasing the influence of certain groups of individuals.

        2. This is an issue with which the board of directors is uniquely qualified to deal, since they have the most experience in sitting on a board and are up-to-date on the specific needs of the corporation.

VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS
--------------------------------------------------

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis. The following factors are considered:

        1. management's track record
        2. background to the proxy contest
        3. qualifications of director nominees

                                 TERM OF OFFICE

This is a shareholder's proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

VOTE RECOMMENDATION
                                                Vote AGAINST shareholder
                                                proposals to limit the tenure
                                                of outside directors.

     The following factors should be considered:

        1. An experienced director should not be disqualified because he or she has served a certain number of years.

        2. The nominating committee is in the best position to judge the directors' terms in office due to their understanding of a corporation's needs and a director's abilities and experience.

        3. If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

                             COMPENSATION DISCLOSURE

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.


VOTE RECOMMENDATION
                                                (shareholders policy)
                                                Vote AGAINST these
                                                proposals that require
                                                disclosure, unless we have
                                                reason to believe that
                                                mandated disclosures are
                                                insufficient to give an
                                                accurate and meaningful
                                                account of senior
                                                management compensation.


The following factors should be considered:

        1. Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

        2. Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

        3. The disclosure of compensation of lower-level officers and employees infringes upon their privacy and might create morale problems.

                                    CHAPTER 2

                                    AUDITORS

RATIFYING AUDITORS

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

VOTE RECOMMENDATION
                                                Vote FOR proposal to ratify
                                                auditors.

The following factors should be considered:

        1. Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

        2. Sometimes it may be appropriate for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

        3. If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, then in this case vote AGAINST ratification.

                                    CHAPTER 3

                              TENDER OFFER DEFENSES

                                  POISON PILLS
                                  ------------

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer's equity in the target company, b) dilute the acquirer's voting interests in the target company, or c) dilute the acquirer's equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.


VOTE RECOMMENDATION
                                                Vote FOR shareholder proposals
                                                asking that a company submit its
                                                poison pill for shareholder
                                                ratification.

                                                Vote on a CASE-BY-CASE basis
                                                regarding shareholder proposals
                                                to redeem a company's poison
                                                pill.

                                                Vote on a CASE-BY-CASE basis
                                                regarding management proposals
                                                to ratify a poison pill.

                                    GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company's name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

VOTE RECOMMENDATION
                                                     Vote FOR proposals to adopt
                                                     anti Greenmail or bylaw
                                                     amendments or otherwise
                                                     restrict a company's
                                                     ability to make Greenmail
                                                     payments

                                                     Vote on a CASE-BY-CASE
                                                     basis regarding
                                                     anti-Greenmail proposals
                                                     when they are bundled with
                                                     other charter or bylaw
                                                     amendments.

The following factors should be considered:

        1. While studies by the SEC and others show that Greenmail devalues the company's stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

                               SUPERMAJORITY VOTE
                               ------------------

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.


VOTE RECOMMENDATIONS
                                                     Vote AGAINST management
                                                     proposals to require a
                                                     Supermajority shareholder
                                                     vote to approve mergers and
                                                     other significant business
                                                     combinations.

                                                     Vote FOR shareholder
                                                     proposals to lower
                                                     Supermajority vote
                                                     requirements for mergers
                                                     and other significant
                                                     business combinations.

The following factors should be considered:

        1. Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

        2. Supermajority vote may make action all but impossible.

        3. Supermajority requirements are counter to the principle of majority rule.

                                    CHAPTER 4

                                     MERGERS
                                       AND
                                    CORPORATE
                                  RESTRUCTURING

                             CHANGING CORPORATE NAME

This proposal seeks shareholder approval to change the corporation's name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

VOTE RECOMMENDATION
                                                     Vote FOR changing the
                                                     corporate name.

The following factors should be considered:

        1. A name of a corporation symbolizes its substance.

        2. There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

        3. The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.

                                 REINCORPORATION
                                 ---------------

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company's most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware's state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.



VOTE RECOMMENDATION
                                                     Vote on a CASE-BY-CASE
                                                     basis, carefully reviewing
                                                     the new state's laws and
                                                     any significant changes the
                                                     company makes in its
                                                     charter and by-laws.

The following factors should be considered:

        1. The board is in the best position to determine the company's need to incorporate.

        2. Reincorporation may have considerable implications for shareholders, affecting a company's takeover defenses, its corporate structure or governance features.

        3. Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.

                                    CHAPTER 5

                                      PROXY
                                     CONTEST
                                    DEFENSES

                 BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
                 -----------------------------------------------

A company that has classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

VOTE RECOMMENDATIONS
                                                     Vote AGAINST proposals to
                                                     classify the board. Vote
                                                     FOR proposals to repeal
                                                     classified boards and to
                                                     elect all directors
                                                     annually.

The following factors should be considered:

        1. The annual election of directors provides an extra check on management's performance. A director who is doing a good job should not fear an annual review of his/her directorship.

                                CUMULATIVE VOTING
                                -----------------

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called "one share, one vote" standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

VOTE RECOMMENDATION
                                                     Vote AGAINST proposals that
                                                     permit cumulative voting.


The following factors should be considered:

        1. Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

        2. Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

        3. Cumulative voting can allow a minority to have representation.

        4. Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders' best interests.

                  SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING
                  ---------------------------------------------

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

VOTE RECOMMENDATION
                                               Vote AGAINST proposals to
                                               restrict or prohibit shareholder
                                               ability to call special meetings.

                                               Vote FOR proposals that remove
                                               restrictions on the right of
                                               shareholders to act independently
                                               of management.

                SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD
                ------------------------------------------------

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

VOTE RECOMMENDATIONS
                                                Vote FOR proposal which
                                                seek to fix the size of the
                                                board.

                                                Vote AGAINST proposals which
                                                give management the ability to
                                                alter the size of the board
                                                without shareholder approval.

                                    CHAPTER 6

                                  MISCELLANEOUS
                                    CORPORATE
                                   GOVERNANCE
                                   PROVISIONS

                               CONFIDENTIAL VOTING
                               -------------------

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

VOTE RECOMMENDATIONS
                                                Vote FOR shareholder proposals
                                                requesting that corporations
                                                adopt confidential voting.

                                                Vote FOR management proposals
                                                to adopt confidential voting.


The following factors should be considered:

        1. Some shareholders elect to have the board not know how they voted on certain issues.

        2. Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

        3. Confidential voting is an important element of corporate democracy which should be available to the shareholder.

                         SHAREHOLDER ADVISORY COMMITTEES
                         -------------------------------

These proposals request that the corporation establish a shareholder advisory committee to review the board's performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

VOTE RECOMMENDATION
                                                Vote AGAINST proposals to
                                                establish a shareholder advisory
                                                committee.

The following factors should be considered:

        1. Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

        2. Adding another layer to the current corporate governance system would be expensive and unproductive.

                            FOREIGN CORPORATE MATTERS
                            -------------------------

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

VOTE RECOMMENDATION
                                                Vote FOR proposals that concern
                                                foreign companies incorporated
                                                outside of the United States.

The following factors should be considered:

        1. The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

        2. The board of directors is well-positioned to determine whether or not these types of actions are in the best interest of the corporation's shareholders.

                             GOVERNMENT SERVICE LIST

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

VOTE RECOMMENDATION
                                                Vote AGAINST these proposals
                                                which a request a list of
                                                employees having been employed
                                                by the government.

The following factors should be considered:

        1. For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

        2. Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

        3. Additional disclosure would be an unreasonable invasion of such individual's privacy.

                                    CHAPTER 7

                                     SOCIAL
                                       AND
                                  ENVIRONMENTAL
                                     ISSUES

                         ENERGY AND ENVIRONMENTAL ISSUES
                               (CERES PRINCIPLES)
                               ------------------

CERES proposals ask management to sign or report on process toward compliance with ten principles committing the company to environmental stewardship. Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

VOTE RECOMMENDATION
                                                Vote AGAINST proposals
                                                requesting that companies sign
                                                the CERES Principles.


The following factors should be considered:

        1. We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

                                NORTHERN IRELAND
                              (MACBRIDE PRINCIPLES)

It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

VOTE RECOMMENDATION
                                                REFRAIN from voting on proposals
                                                that request companies to adopt
                                                the MacBride Principles.

The following factors should be considered:

        1. We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

        2. We do not believe a concrete business case has been made for this proposal. We will refrain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers' status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                            MAQUILADORA STANDARDS AND
                      INTERNATIONAL OPERATIONS AND POLICIES
                      -------------------------------------

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

VOTE RECOMMENDATION
                                                ABSTAIN from providing a vote
                                                recommendation on proposals
                                                regarding the Maquiladora
                                                Standards and international
                                                operating policies.

The following factors should be considered:

        1. We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

        2. We do not believe that a concrete business case has been made for these proposals. We will refrain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers' securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

                          EQUAL EMPLOYMENT OPPORTUNITY
                               AND DISCRIMINATION
                               ------------------

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

VOTE RECOMMENDATION
                                                REFRAIN from voting on any
                                                proposals regarding equal
                                                employment opportunities and
                                                discrimination.

The following factors should be considered:

        1. We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.

                                  ANIMAL RIGHTS
                                  -------------

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.


VOTE RECOMMENDATION
                                                REFRAIN from making vote
                                                recommendations on proposals
                                                regarding animal rights.


The following factors should be considered:

        1. Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

        2. We also feel that this issue is already subject to significant state and federal regulation.

                                    CHAPTER 8

                                     CAPITAL
                                    STRUCTURE

                           COMMON STOCK AUTHORIZATION
                           --------------------------

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation's best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation's direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.


VOTE RECOMMENDATION
                                                Vote CASE-BY-CASE on proposals
                                                increase the number of shares of
                                                common stock authorized for
                                                issue.

                                                Vote AGAINST proposed common
                                                share authorization that
                                                increase existing authorization
                                                by more then 100 percent unless
                                                a clear need for the excess
                                                shares is presented by the
                                                company.

The following factors should be considered:

        1. Is this company going to make frequent business acquisitions over a period of time?

        2. Is the company expanding its operations?

        3. Within the company, are there any debt structuring or prepackaged bankruptcy plans?

                           BLANK CHECK PREFERRED STOCK
                           ---------------------------

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

VOTE RECOMMENDATION
                                                Vote AGAINST proposals
                                                authorizing the creation of new
                                                classes of preferred stock with
                                                unspecified voting, conversion,
                                                dividend distribution, and other
                                                rights.

The following factors should be considered:

        1. Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

                                PREEMPTIVE RIGHTS
                                -----------------

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

VOTE RECOMMENDATION
                                                Vote AGAINST proposals seeking
                                                preemptive rights.

The following factors should be considered:

        1. The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

        2. Preemptive rights are not necessary for the shareholder in today's corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

STOCK DISTRIBUTIONS:  SPLITS AND DIVIDENDS
--------------------  --------------------

STOCK SPLITS
------------
The corporation requests authorization for a stock split.

VOTE RECOMMENDATION
                                                Vote FOR management proposal to
                                                authorize stock splits unless
                                                the split will result in an
                                                increase of authorized but
                                                unissued shares of more than
                                                100% after giving effect to the
                                                shares needed for the split.

REVERSE STOCK SPLITS
--------------------

VOTE RECOMMENDATION
                                                Vote FOR management proposal to
                                                authorize reverse stock split
                                                unless the reverse stock split
                                                results in an increase of
                                                authorized but unissued shares
                                                of more than 100% after giving
                                                effect to the shares needed for
                                                the reverse split.

                    ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
                    ----------------------------------------

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

VOTE RECOMMENDATION
                                                Vote FOR management proposals to
                                                reduce the par value of common
                                                stock.

The following factors should be considered:

        1. State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

        2. A corporation may be unable to raise capital if the par value is overstated.

DEBT RESTRUCTURINGS
-------------------

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VOTE RECOMMENDATION
                                                It is our policy to vote
                                                CASE-BY-CASE on debt
                                                restructuring

The following factors should be considered:

        1. Dilution - How much will ownership interest of existing shareholders be reduced and how extreme will dilution to future earnings be?

        2. Change in Control - Will the transaction result in a change of control of the company?

        3. Bankruptcy - Is the threat of bankruptcy, which would result in severe losses in shareholder value, the main factor driving the debt restructuring?

                                    CHAPTER 9

                                    EXECUTIVE
                                       AND
                                    DIRECTOR
                                  COMPENSATION

                              DIRECTOR COMPENSATION
                              ---------------------

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

VOTE RECOMMENDATION
                                                Vote on a CASE-BY-CASE basis for
                                                director compensation.

The following factors should be considered:

        1. As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

            SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY

Shareholder compensation proposals that set limits or reduce executive compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.


VOTE RECOMMENDATION
                                                Vote on a CASE-BY-CASE basis


The following factors should be considered:

        1. Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.

                     EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
                     --------------------------------------

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

VOTE RECOMMENDATION
                                                Vote FOR proposals to adopt
                                                share-based compensation plans
                                                when the following items are
                                                involved:

        1. The exercise price for stock options is less than 85% of fair market value on the date of the grant.

        2. It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

        3. The shares for issue exceed 8% of the company's outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

                                                Vote AGAINST proposals adopting
                                                share based compensation plans
                                                when the following items are
                                                involved:

        1. Re-load options (new options issued for any exercised).

        2. The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

                                OPTIONS EXPENSING
                                -----------------

Shareholder proposal to expense options.

VOTE RECOMMENDATION
                                                It is our policy to vote FOR
                                                proposals to expense options

                                GOLDEN PARACHUTES
                                -----------------

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee's annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.


VOTE RECOMMENDATION
                                                Vote FOR proposals which seek to
                                                limit additional compensation
                                                payments.

                                                Vote FOR shareholder proposals
                                                to have golden parachutes
                                                submitted for shareholder
                                                ratification.


The following factors should be considered:

        1. The stability of management may be affected by an attempted acquisition of the corporation.

        2. There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.

                        PROPOSAL TO BAN GOLDEN PARACHUTES
                        ---------------------------------

Based on the foregoing information:

VOTE RECOMMENDATION
                                                We are FOR this proposal, which
                                                essentially bans golden
                                                parachutes, because we feel
                                                management's compensation should
                                                be solely based on real-time
                                                contributions to the corporation
                                                while they are serving it.
                                                Deferred current compensation is
                                                viewed differently than future,
                                                contingent compensation for
                                                current services.

                   OUTSIDE DIRECTORS' RETIREMENT COMPENSATION
                   ------------------------------------------

We believe that directors should only be compensated while serving the company.

VOTE RECOMMENDATIONS
                                                Vote AGAINST proposals
                                                establishing outside directors'
                                                retirement compensation. Vote
                                                FOR proposals that revoke
                                                outside directors' retirement
                                                compensation.

                                   CHAPTER 10

                                      STATE
                                       OF
                                  INCORPORATION

                       CONTROL SHARE ACQUISITION STATUTES
                       ----------------------------------

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

VOTE RECOMMENDATION
                                                Vote AGAINST proposals which
                                                request the board to seek
                                                shareholder approval before
                                                committing to an acquisition.

The following factors should be considered:

        1. These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

        2. Conforming to these requirements can be expensive.

        3. The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

        4. The threshold levels usually imposed by these proposals are much more stringent than required by law.

                       OPT-OUT OF STATE TAKEOVER STATUTES
                       ----------------------------------

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company's stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.


VOTE RECOMMENDATION
                                                Vote on a CASE-BY-CASE basis for
                                                these proposals.

The following factors should be considered:

        1. It is the directors' responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

        2. Creating deterrents to corporate takeovers may allow for entrenchment of inefficient management.

        3. These statutes strengthen the board's ability to deal with potential buyers on fair and reasonable terms.

        4. Shareholders should have the final say on whether the company should be merged or acquired.

CORPORATE RESTRUCTURING, SPIN-OFFS ASSET SALES, LIQUIDATIONS
------------------------------------------------------------

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a CASE BY CASE basis.

                                   CHAPTER 11

                                    CONFLICTS
                                       OF
                                    INTEREST

CONFLICTS
---------

From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers' clients and the interests of the Advisers, their affiliates and their employees. Conflicts of interest may arise when:

        1. Proxy votes regarding non-routine matters are solicited by an issuer that may have a separate account relationship with an affiliate of an Adviser or an investment banking relationship with Fahnestock & Co. Inc., an affiliate of the Advisers.

        2. A proponent of a proxy proposal has a business relationship with an Adviser or one of its affiliates or an Adviser or one of its affiliates has a business relationship with participants in proxy contests, corporate directors or director candidates.

        3. An employee of an Adviser has a personal interest in the outcome of a particular matter before shareholders.

If an Adviser receives a proxy that to the knowledge of the Proxy Manager raises a conflict of interest, the Proxy Manager shall advise the Governance Committee which shall determine whether the conflict is "material" to any specific proposal involved in the proxy. The Governance Committee will determine whether the proposal is material as follows:

        1. Routine proxy proposals are presumed not to involve a material conflict of interest.

        2. Non-routine proxy proposals-Proxy proposals that are "non- routine" will be presumed to involve a material conflict of interest unless the Governance Committee determines that the conflict is unrelated to the proposal. Non-routine proposals would include a merger, compensation matters for management and contested elections of directors.

CONFLICTS CONT'D

        3. The Governance Committee may determine on a case by case basis that particular non-routine proposals do not involve a material conflict of interest because the proposal is not directly related to an Adviser's conflict vis-a-vis the issue. The Governance Committee will record the basis for any such determination. With respect to any proposal that the Governance Committee determines presents a material conflict of interest, an Adviser may vote regarding that proposal in any of the following ways:

           a) Obtain instructions from the client on how to vote.
           b) Use existing proxy guidelines if the policy with respect to the proposal is specifically addressed and does not involve a case by case analysis.
           c) Vote the proposal that involves the conflict according to the recommendations of an independent third party, including, but not limited to, Institutional Share Services Inc. or Investor Responsibility Research Center.

                                   CHAPTER 12

                              GOVERNANCE COMMITTEE
                                       AND
                                 PROXY MANAGERS

GOVERNANCE COMMITTEE
--------------------

The Governance Committee is responsible for the maintenance of the Proxy Voting Policies and Procedures and will determine whether any conflict between the interest of clients and an Adviser in voting proxies is material. The Governance Committee includes the following: (1) Bryan McKigney, Managing Director, Fahnestock & Co. Inc., (2) Barbara Pires, Executive Director, Fahnestock & Co. Inc., and (3) Deborah Kaback, Executive Director, Fahnestock & Co. Inc.

PROXY MANAGERS
--------------

The Proxy Manager for the Advisers is Caroline Gilllespie, Executive Director, Fahnestock & Co. Inc. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by case basis.

                                   CHAPTER 13

                           SPECIAL ISSUES WITH VOTING
                                 FOREIGN PROXIES

SPECIAL ISSUES WITH VOTING FOREIGN PROXIES
------------------------------------------

    Voting proxies with respect to shares of foreign stock may involve significantly greater effort and corresponding cost than voting proxies in the U.S domestic market. Issues in voting foreign proxies include the following:

        1. Each country has its own rules and practices regarding shareholder notification, voting restrictions, registration conditions and share blocking.

        2. In some foreign countries shares may be "blocked" by custodian or depository or bearer shares deposited with specific financial institutions for a certain number of days before or after the shareholders meeting. When blocked, shares typically may not be traded until the day after the blocking period. The Advisers may refrain from voting shares of foreign stocks subject to blocking restrictions where in an Adviser's judgment, the benefit from voting the shares is outweighed by the interest in maintaining client liquidity in the shares. This decision is made on a case by case basis based on relevant factors including the length of the blocking period, the significance of the holding and whether the stock is considered a long-term holding.

        3. Time frames between shareholder notification, distribution of proxy materials, book closures and the actual meeting date may be too short to allow timely action.

        4. In certain countries, applicable regulations require that votes must be made in person at the shareholder meeting. The Advisers will weigh the costs and benefits of voting on proxy proposals in such countries on a case by case basis and make decisions on whether voting on a given proxy proposal is prudent. Generally, the Advisers will not vote shares in any such markets on routine matters such as uncontested elections of directors, ratification of auditors, etc.

                                   CHAPTER 14

                                 RECORD KEEPING

RECORD KEEPING
--------------

The Advisers will maintain the following records:

        1. Copies of these policies

        2. A copy of each proxy statement that an Adviser receives regarding client securities. An Adviser may satisfy this requirement by relying on a third party to keep copies of proxy statements provided that the Adviser has an undertaking from the third party to provide a copy of the proxy statement promptly upon request.

        3. A record of each vote cast on behalf of a client. A third party may keep these voting records provided that the Adviser has an undertaking from the third party to provide a copy of the record promptly upon request.

        4. A copy of any document created by an Adviser that was material to making a decision on how to vote proxies or that memorializes the basis for that decision.

        5. A copy of each written client request for information on how the Advisers voted proxies on behalf of the client and a copy of written response by an Adviser to any client request for information on how the Adviser voted proxies on behalf of the client.

The above records shall be maintained for five years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the Advisers.

APPENDIX A


ADVISOR                             CLIENT                                      POLICY
-------                             ------                                      ------

Advantage Advisers                  Advantage Advisers                          This policy is applicable.
 Management, LLC.                   Alyeska Fund, LLC.
                                    is a registered fund of funds

                                    Advantage Advisers                          Alkeon Capital
                                    Technology Partners, LLC.                   Management proxy
                                    The portfolio manger is Alkeon              policy, attached hereto as
                                    Capital Management, L.L.C.                  Exhibit A, is applicable.

                                    Advantage Advisers Stratigos                Alkeon Capital
                                    Fund, LLC. The portfolio manger is          Management proxy policy
                                    Is Alkeon Capital Management                is applicable.

                                    Advantage Advisers Xanthus                  Alkeon Capital
                                    Fund, LLC. The portfolio manager is         Management proxy
                                    Alkeon Capital Management                   policy is applicable.

                                    Advantage Advisers Sawgrass Fund,           CWH Associates Inc.
                                    LLC. The portfolio manager is CWH           proxy policy, attached
                                                                                Associates, Inc.
                                                                                hereto as Exhibit B, is
                                                                                applicable.

                                    Advantage Advisers Wynstone                 KBW Asset Management
                                    Fund, LLC. The portfolio manager            Inc. proxy policy, attached
                                    is KBW Asset Management Inc.                hereto as Exhibit C, is
                                                                                applicable.

                                    Advantage Advisers Whistler Fund,           This policy is applicable.
                                    LLC. is a registered fund of funds

                                    Mercantile Long-Short Manager Fund,         This policy is applicable.
                                    LLC. Advantage Advisers Management
                                    LLC. acts as subadvisor to this fund.

Advantage Advisers                  Advantage Advisers Alyeska Int'l Ltd.       This policy is applicable.
Multi Manager, LLC.

                                    Advantage Advisers Catalyst Int'l, Ltd.     Ridgecrest Investment
                                    Ridgecrest Investment Management,           Management LLC proxy
                                    LLC acts as portfolio manager.              policy, attached hereto as
                                                                                Exhibit D, is applicable.

                                    Advantage Advisers Deauville Europe         This policy is applicable.
                                    Fund, Ltd. is a fund of funds.


                                    Advantage Advisers Deauville Europe         This policy is applicable.
                                    Master Fund, Ltd. is a fund of funds.

                                    Advantage Advisers Deauville Europe         This policy is applicable.
                                    Fund, LLC is a fund of funds.


ADVISOR                             CLIENT                                      POLICY
-------                             ------                                      ------

                                    Advantage Advisers Sawgrass                 CWH Associates Inc,
                                    International, Ltd.  CWH Associates,        proxy policy, attached
                                    Inc. acts as portfolio manager.             hereto as Exhibit E, is
                                                                                applicable.

                                    Advantage Advisers Technology               Alkeon Capital
                                    International, Ltd. Alkeon Capital          Management proxy
                                    Management acts as subadvisor               policy, attached hereto as
                                                                                Exhibit A, as applicable.

                                    Advantage Advisers Troon                    Mark Asset Mgt. Corp.
                                    International, Ltd. Mark Asset              proxy policy, attached
                                    Management Corp. acts as portfolio          hereto as Exhibit F, is
                                    manager.                                    applicable.

                                    Advantage Advisers Whistler                 This policy is applicable.
                                    International, Ltd.  is a fund of funds.


Advantage Advisors                  General partner to Advantage Advisers       This policy is applicable.
Private Equity Management,          Private Equity Partners, L.P. ("COPEP").
LLC

Advantage Advisers Troon            Investment advisor to Advantage Advisers    Proxy policies of Mark
Management, L.L.C.                  Troon Fund, LLC.  Mark Asset                Asset Management
                                    Management Corporation acts as portfolio    Corporation, attached
                                    manager.                                    hereto as Exhibit F, are
                                                                                applicable.

Oppenheimer Catalyst                General Partner and investment adviser      Ridgecrest Investment
Management L.P.                     to Advantage Adviser Catalyst               Management LLC's
                                    Partners, LP. Ridgecrest Investment         proxy policies, attached
                                    Management LLC. personnel act as            hereto as Exhibit D, are
                                    portfolio manager.                          applicable.

Oppenheimer Emerging                This adviser has no clients and is          To the extent this adviser
Emerging Markets                    inactive.                                   has clients in the future
Management, LLP                                                                 this policy will be applicable.

Oppenheimer Value Partners, LP      This adviser has no clients and is          To the extent this adviser has
                                    inactive.                                   clients in the future this
                                                                                policy will be applicable.


Oppenheimer Horizon                 Managing member of Oppenheimer              The proxy policies of
Management, LP                      Horizon Management, LLC, which is the       Contrarian Capital
                                    General Partner of Oppenheimer Horizon      Management LLC,
                                    Partners, LP. is closed to new investors    attached hereto as Exhibit
                                    and is in the process of being liquidated.  G, are applicable.
                                    The portfolio manager for Oppenheimer
                                    Horizon Partners, LP is Contrarian Capital
                                    Management, LLC.


ADVISOR                             CLIENT                                      POLICY
-------                             ------                                      ------


Oppenheimer                         General Partner and investment              The proxy policies
Institutional Horizon               adviser to Oppenheimer                      of Contrarian Capital
Management, LP                      Institutional Horizon Partners, LP,         Management LLC,
                                    an unregistered fund in the process         attached hereto as
                                    of being liquidated. Contrarian             Exhibit G, are
                                    Capital Management LLC is the               applicable.
                                    portfolio manager for Oppenheimer
                                    Institutional Horizon Partners, LP.

Advantage Advisers                  Investment adviser of Advantage             The proxy policies of
Augusta Management, LLC             Advisers Augusta Fund, LLC.  Ardsley        Ardsley advisory Partners,
                                    Advisory Partners personnel act as          attached hereto as Exhibit
                                    portfolio manager.                          H, are applicable.

                         ALKEON CAPITAL MANAGEMENT, LLC

                      PROXY VOTING POLICIES AND PROCEDURES

                               As of June 30, 2003


I.  POLICY

    Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When Alkeon Capital Management, LLC ("Alkeon") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

II. PROXY VOTING PROCEDURES

    (a) All proxies received by Alkeon will be sent to Alkeon's Compliance Officer, currently Greg Boye. The Compliance Officer will:

        (1) Keep a record of each proxy received;

        (2) Determine if there are any routine proposals and vote them accordingly (see Section III). If there are non-routine proposals, the Compliance Officer will then forward the proxy to the Portfolio Manager or Analyst responsible for that given security;

        (3) Determine which accounts managed by Alkeon hold the security to which the proxy relates;

        (4) Provide the Portfolio Manager or Analyst with the date by which Alkeon must vote the proxy in order to allow enough time for the completed proxy to be submitted to the issuer prior to the vote taking place.

        (5) Absent material conflicts (see Section IV), the Portfolio Manager or Analyst will determine how Alkeon should vote the proxy. The Portfolio Manager or Analyst will send his or her decision on how Alkeon will vote a proxy to the Compliance Officer. The Compliance Officer is responsible for completing the proxy and entering the vote information in the ADP ProxyEdge system, or mailing the proxy in a timely manner if ADP ProxyEdge is not available.

III. VOTING GUIDELINES

    In the absence of specific voting guidelines from the client, Alkeon will vote proxies in the best interests of each particular client, which may result in different voting results for proxies for the same issuer. Alkeon believes that voting proxies in accordance with the following guidelines is in the best interest of its clients.

        o Generally, Alkeon will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated) and selection of auditors.
        o Generally, Alkeon will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be over represented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.
        o Alkeon has determined that in most cases it will vote for the expensing of stock options as the consensus feeling is that options are an actual expense of a given issuer unless in extraordinary circumstances approved by the Compliance Officer.

    For other proposals, Alkeon shall determine whether a proposal is in the best interests of its clients and may take into account the following factors, among others:

    (1) whether the proposal was recommended by management and Alkeon's opinion of management;

    (2) whether the proposal acts to entrench existing management; and

    (3) whether the proposal fairly compensates management for past and future performance.

IV. CONFLICTS OF INTEREST

    (1) The Compliance Officer will identify any conflicts that exist between the interest of Alkeon and its clients. This examination will include a review of the relationship of Alkeon and its affiliates with the issuer of each security and any of the issuer's affiliates to determine if the issuer or its management is a client of Alkeon or an affiliate of Alkeon or has some other relationship with Alkeon or a client of Alkeon. Examples of conflicts would be voting on any security of Bank of America or Fahnstock, as Alkeon manages funds sponsored by both entities.

    (2) If a material conflict exists, the Compliance Officer will determine whether voting in accordance with the voting guidelines and factors described above is in the best interest of the client. The Compliance Officer will ensure that all proposals are voted in the best interest of the client by having all material conflicts reviewed by a proxy voting committee consisting of the Compliance Officer and two Portfolio Managers.

V. DISCLOSURE

    (a) Alkeon will disclose in its Form ADV Part II that clients may contact the Compliance Officer via e-mail at gboye@alkeoncapital.com or telephone at
(212) 389-8704 in order to obtain information on how Alkeon voted such client's proxies, and to request a copy of these policies and procedures. If a client requests this information, the Compliance Officer will prepare a report to the client that lists, with respect to each voted proxy that the client has inquired about, (1) the name of the issuer; (2) the proposal voted upon and (3) how Alkeon voted the client's proxy.

    (b) A concise summary of these Proxy Voting Policies and Procedures will be included in Alkeon's Form ADV Part II, and will be updated whenever these policies and procedures are updated. The Compliance Officer will arrange for a copy of this summary to be sent to all existing clients either as a separate mailing or along with a periodic account statement or other correspondence sent to clients.

VI. RECORDKEEPING

    The Compliance Officer will maintain files relating to Alkeon's proxy voting procedures in Alkeon's office at 350 Madison Avenue, 9th Floor, New York, NY 10017. Records will be maintained and preserved for five years from the end of the fiscal year during which the last entry was made on a record, with records for the first two years kept in the offices of Alkeon. Records of the following will be included in the files:

    (a) Copies of these proxy voting policies and procedures, and any amendments thereto.

    (b) A copy of each proxy statement that Alkeon receives, provided however that Alkeon may rely on obtaining a copy of proxy statements from the SEC's EDGAR system for those proxy statements that are so available.

    (c) A record of each vote that Alkeon casts on behalf of clients.

    (d) A copy of each written client request for information on how Alkeon voted such client's proxies, and a copy of any written response to any (written or oral) client request for information on how Alkeon voted its proxies.

    (e) A copy of any document Alkeon created that was material to making a decision how to vote proxies, or that memorializes the basis for decision.

                                 DAILY CHECKLIST
--------------------------------------------------------------------------------
   The following Tasks should be performed each day while using
                                   Proxy Edge

RUN THE PROXY DATA FEED:
o    o    Run an Online Proxy Data feed
o    o    Check the printer for the Data feed log

          -------------------------------------------------------------
          NOTE: The Data feed Log will print only if an error occurred.
          -------------------------------------------------------------

PRINT THE PROXY DATA FEED REPORTS:
o    o    Print the Proxy Data feed Reports: Ballots Rejected,
     Meetings Rejected and Votes Rejected

Mail:     Open mail and sort by meeting date

UPDATE THE TICKLER LIST:
o    o    Sort the Tickler List by meeting date
o    o    Update  the  Material  Received  Date  column to record  the receipt of the proxies
o    o    Update the Analyst column with the individual responsible for voting each proxy  statement

RECORD THE RECEIPT OF YOUR PAPER BALLOTS:
o    o    Add the ballot shares and received  date for the account
     whose paper ballot arrived

RUN OPERATION REPORTS:
o    o    Print the  Ballots  Not  received  Report and the Share
     Discrepancy  Report and fax them to your custodians

ENTER VOTES
o    o    Record vote decisions on the Vote Agenda screen

APPROVE VOTES (OPTIONAL):
o    o    Update the Approve Date column where your internal review
     committee approves the votes

RUN MANAGEMENT TRACKING REPORTS:
o    o    Print the Unapproved Votes Report, the Unvoted
     Meetings Report and other reports as needed

                           KBW ASSET MANAGEMENT, INC.

                               PROXY VOTING MANUAL

SECTION 1 BOARD OF DIRECTORS
   VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS ..................     1
      VOTE RECOMMENDATION ................................................     1
   CHAIRMAN & CEO ARE THE SAME PERSON ....................................     2
      INDEPENDENCE OF DIRECTORS ..........................................     3
           STOCK OWERSHIP REQUEST ........................................     4
     CHARITABLE CONTRIBUTIONS ............................................     5
      VOTE RECOMMENDATION ................................................     5
   DIRECTOR AND OFFICER INDEMNIFICATION  AND LIABILITY PROTECTION ........     6
      VOTE RECOMMENDATION ................................................     7

   SIZE OF THE BOARD .....................................................     8
      VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS .................     8
   TERM OF OFFICE ........................................................     9
      VOTE RECOMMENDATION ................................................    10
   COMPENSATION DISCLOSURE ...............................................    11
      VOTE RECOMMENDATION ................................................    11

SECTION 2 AUDITORS .......................................................    12
   RATIFYING AUDITORS ....................................................    13
      VOTE RECOMMENDATION ................................................    13

SECTION 3 TENDER OFFER DEFENSES ..........................................    14
   POISON PILLS ..........................................................    15
      VOTE RECOMMENDATION ................................................    15
   GREENMAIL .............................................................    16
      VOTE RECOMMENDATION ................................................    16
   SUPERMAJORITY VOTE ....................................................    17
      VOTE RECOMMENDATIONS ...............................................    17

SECTION 4 MERGERS AND CORPORATE RESTRUCTURING ............................    18
   CHANGING CORPORATE NAME ...............................................    19
      VOTE RECOMMENDATION ................................................    19
   REINCORPORATION .......................................................    20
      VOTE RECOMMENDATION ................................................    20

SECTION 5 PROXY CONTEST DEFENSES .........................................    21
   BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS .......................    22
      VOTE RECOMMENDATIONS ...............................................    22
   CUMULATIVE VOTING .....................................................    23
      VOTE RECOMMENDATION ................................................    23
   SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING .........................    24
      VOTE RECOMMENDATION ................................................    24
   SHAREHOLDERS' ABILITY TO ALTER SIZE OF THE BOARD ......................    25
      VOTE RECOMMENDATIONS ...............................................    25

SECTION 6 MISCELLANEOUS CORPORATE GOVERNANCE  PROVISIONS .................    26
   CONFIDENTIAL VOTING ...................................................    27
      VOTE RECOMMENDATIONS ...............................................    27
   SHAREHOLDER ADVISORY COMMITTEES .......................................    28
      VOTE RECOMMENDATION ................................................    28
   FOREIGN CORPORATE MATTERS .............................................    29
   VOTE RECOMMENDATION ...................................................    29

   GOVERNMENT SERVICE LIST ...............................................    30
      VOTE RECOMMENDATION ................................................    30

SECTION 7 SOCIAL AND ENVIRONMENTAL ISSUES ................................    31
   ENERGY AND ENVIRONMENTAL ISSUES (CERES PRINCIPLES) ....................    32
      VOTE RECOMMENDATION ................................................    32
   NORTHERN IRELAND (MACBRIDE PRINCIPLES) ................................    33
      VOTE RECOMMENDATION ................................................    33
   MAQUILADORA STANDARDS & INTERNATIONAL OPERATIONS AND POLICIES .........    34
      VOTE RECOMMENDATION ................................................    34
   EQUAL EMPLOYMENT OPPORTUNITY & DISCRIMINATION .........................    35
      VOTE RECOMMENDATION ................................................    35
   ANIMAL RIGHTS .........................................................    36
      VOTE RECOMMENDATION ................................................    36

SECTION 8 CAPITAL STRUCTURE ..............................................    37
   COMMON STOCK AUTHORIZATION ............................................    38
      VOTE RECOMMENDATION ................................................    38
   BLANK CHECK PREFERRED STOCK ...........................................    39
      VOTE RECOMMENDATION ................................................    39
   PREEMPTIVE RIGHTS .....................................................    40
      VOTE RECOMMENDATION ................................................    40
   STOCK DISTRIBUTION ....................................................    42
         Splits and Dividends ............................................    42
   ADJUSTMENTS TO PAR VALUE OF COMMON STOCK ..............................    43
      VOTE RECOMMENDATION ................................................    43
   DEBT RESTRUCTURING ....................................................    44



SECTION 9 EXECUTIVE AND DIRECTOR COMPENSATION ............................    45
   DIRECTOR COMPENSATION .................................................    47
      VOTE RECOMMENDATION ................................................    47
   SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY ..............    48
      VOTE RECOMMENDATION ................................................    48
   EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS) ................................    49
      VOTE RECOMMENDATION ................................................    49
   OPTIONS EXPENSING .....................................................    50
          VOTE RECOMMENDATION ............................................    51
   GOLDEN PARACHUTES .....................................................    52
      VOTE RECOMMENDATION ................................................    52
   PROPOSAL TO BAN GOLDEN PARACHUTES .....................................    53
      VOTE RECOMMENDATION ................................................    53
   OUTSIDE DIRECTORS' RETIREMENT COMPENSATION ............................    54
      VOTE RECOMMENDATIONS ...............................................    54

SECTION 10  STATE OF INCORPORATION .......................................    55
   CONTROL SHARE ACQUISITION STATUTES ....................................    56
      VOTE RECOMMENDATION ................................................    56
   OPT-OUT OF STATE TAKEOVER STATUTES ....................................    57
      VOTE RECOMMENDATION ................................................    58
   CORPORATE RESTRUCTURING, SPIN-OFFS, ASSET SALES, LIQUIDATIONS .........    60

SECTION 11 CONFLICT OF INTEREST...........................................    61

SECTION 12 CORPORATE GOVERNANCE COMMITTEE & Proxy Managers ...............    63
      CORPORATE GOVERNANCE COMMITTEE .....................................    64

1. BOARD OF DIRECTORS

-------------------------------------------------------------------------------
VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS
-------------------------------------------------------------------------------

These proposals seek shareholder votes for persons who have been nominated by a corporation's board of directors to stand for election to serve as members of that board. No candidates are opposing these board nominees.

In each analysis of an uncontested election of directors you should review:
           a) Company performance
           b) Composition of the board and key board committees
           c) Attendance at board meetings
           d) Corporate governance provisions and takeover activity

We may also consider:
           a) Board decisions concerning executive compensation
           b) Number of other board seats held by the nominee
           c) Interlocking directorships


          VOTE RECOMMENDATION
          -------------------
                                               It is our policy to vote IN FAVOR
                                               of the candidates proposed by the
                                               board.

          We will look carefully at each candidate's background contained in the proxy statement. In the absence of unusual circumstances suggesting a nominee is clearly not qualified to serve as a member of the board, we will vote with management.



--------------------------------------------------------------------------------
CHAIRMAN AND CEO ARE THE SAME PERSON
--------------------------------------------------------------------------------


Shareholders may propose that different persons hold the positions of the chairman and the CEO.

We would evaluate these proposals on a case by case basis depending on the size of the company and performance of management



--------------------------------------------------------------------------------
INDEPENDENCE OF DIRECTORS
--------------------------------------------------------------------------------

Shareholders may request that the board be comprised of a majority of independent directors and that audit compensation and nominating committees of the Board consists exclusively of independent directors. We believe that independent directors are important to corporate governance.

          VOTE RECOMMENDATION
          -------------------
                                                It is our  policy  to  vote  FOR
                                                proposals   requesting   that  a
                                                majority   of   the   Board   be
                                                independent  and that the audit,
                                                compensation    and   nominating
                                                committees   of  the   board  be
                                                comprised  only  of  independent
                                                directors.


--------------------------------------------------------------------------------
STOCK OWNERSHIP REQUIREMENTS
--------------------------------------------------------------------------------

Shareholders may propose that directors be required to own a minimum amount of company stock or that directors should be paid in company stock not cash. This proposal is based on the view that directors will align themselves with the interest of shareholders themselves. We believe that directors are required to exercise their fiduciary duty to the company and its shareholders whether or not they own shares in the company and should be allowed to invest in company stock based on their own personal considerations.

          VOTE RECOMMENDATION
          -------------------
                                                (Shareholders   Proposals)
                                                Vote  AGAINST   proposals   that
                                                require director stock ownership


--------------------------------------------------------------------------------
CHARITABLE CONTRIBUTIONS
--------------------------------------------------------------------------------

Charitable contributions by companies are generally useful for assisting worthwhile causes and for creating goodwill between the company and its community. Moreover, there may be certain long-term financial benefits to companies from certain charitable contributions generated from, for example, movies spent helping educational efforts in the firm's primary employment areas. Shareholders should not decide what the most worthwhile charities are.

Shareholders have differing and equally sincere views as to which charities the company should contribute to, and the amount it should contribute. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interest of the company.


          VOTE RECOMMENDATION
          -------------------

                                                (Shareholders   Proposals)
                                                Vote AGAINST proposals regarding
                                                charitable contribution.

--------------------------------------------------------------------------------
DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION
--------------------------------------------------------------------------------

          These proposals typically provide for protection (or additional protection) which is to be afforded to the directors of a corporation in the form of indemnification by the corporation, insurance coverage or limitations upon their liability in connection with their responsibilities as directors.

          When a corporation indemnifies its directors and officers, it means the corporation promises to reimburse them for certain legal expenses, damages, and judgements incurred as a result of lawsuits relating to their corporate actions. The corporation becomes the insurer for its officers and directors.


          VOTE RECOMMENDATION
          -------------------
                                                It is our  policy  to  vote on a
                                                CASE-BY-CASE basis for proposals
                                                seeking    indemnification   and
                                                liability     protection     for
                                                Directors and Officers.

--------------------------------------------------------------------------------
SIZE OF THE BOARD
--------------------------------------------------------------------------------

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense.

Shareholders should support management proposals to fix the size of the board at a specific number of directors, preventing management from increasing the size of the board without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board.

          VOTE RECOMMENDATION
          -------------------


                                                Vote FOR proposal  which seek to
                                                fix the size of the board.

                                                Vote  AGAINST   proposals  which
                                                give  management  the ability to
                                                alter  the  size  of  the  board
                                                without shareholder approval.

--------------------------------------------------
VOTING ON DIRECTOR NOMINEES IN CONTESTED ELECTIONS
--------------------------------------------------

Votes in contested elections of directors are evaluated on a CASE-BY-CASE basis.

The following factors are considered:

          1.     management's' track record
          2.     background and the proxy contest
          3.     qualifications of director nominees

--------------
TERM OF OFFICE
--------------

This is a shareholder's proposal to limit the tenure of outside directors. This requirement may not be an appropriate one. It is an artificial imposition on the board, and may have the result of removing knowledgeable directors from the board.

          VOTE RECOMMENDATION
          -------------------
                                                Vote     AGAINST     shareholder
                                                proposals to limit the tenure of
                                                outside directors.

The following factors should be considered:

          1. An experienced director should not be disqualified because he or she has served a certain number of years.

          2. The  nominating  committee  is in the best  position  to judge  the
          directors'   terms  in  office  due  to  their   understanding   of  a
          corporation's needs and a director's abilities and experience.

          3. If shareholders are not satisfied with the job a director is doing, they can vote him/her off the board when the term is up.

-----------------------
COMPENSATION DISCLOSURE
-----------------------

These proposals seek shareholder approval of a request that the board of directors disclose the amount of compensation paid to officers and employees, in addition to the disclosure of such information in the proxy statement as required by the SEC regulations.


          VOTE RECOMMENDATION
          -------------------
                                                (shareholders    policy)
                                                Vote  AGAINST  these   proposals
                                                that require disclosure,  unless
                                                we have  reason to believe  that
                                                mandated     disclosures     are
                                                insufficient to give an accurate
                                                and meaningful account of senior
                                                management compensation.


The following factors should be considered:

          1. Federal securities laws require disclosure in corporate proxy statements of the compensation paid to corporate directors and officers.

          2. Employees other than executive officers and directors are typically not in policy-making roles where they have the ability to determine, in a significant way, the amount of their own compensation.

          3.  The  disclosure  of  compensation  of  lower-level   officers  and
          employees infringes upon their privacy and might create morale problems.

2. AUDITORS

------------------
RATIFYING AUDITORS
------------------

Shareholders must make certain that auditors are responsibly examining the financial statements of a company, that their reports adequately express any legitimate financial concerns, and that the auditor is independent of the company it is serving.

          VOTE RECOMMENDATION
          -------------------

                                                Vote  FOR   proposal  to  ratify
                                                auditors.

The following factors should be considered:

          1. Although lawsuits are sometimes filed against accounting firms, including those nationally recognized, these firms typically complete their assignments in a lawful and professional manner.

          2. Sometimes it may be germane for a corporation to change accounting firms, but the board of directors is in the best position to judge the advantages of any such change and any disagreements with former auditors must be fully disclosed to shareholders.

          3. If there is a reason to believe the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, then in this case vote AGAINST ratification.


3. TENDER OFFER DEFENSES

------------
POISON PILLS
------------

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: a) dilute the acquirer's equity in the target company, b) dilute the acquirer's voting interests in the target company, or c) dilute the acquirer's equity holdings in the post-merger company. Generally, poison pills accomplish these tasks by issuing rights or warrants to shareholders that are essentially worthless unless triggered by a hostile acquisition attempt.

A poison pill should contain a redemption clause that would allow the board to redeem it even after a potential acquirer has surpassed the ownership threshold. Poison pills may be adopted by the board without shareholder approval. But shareholders must have the opportunity to ratify or reject them at least every two years.


          VOTE RECOMMENDATION
          -------------------
                                                Vote FOR  shareholder  proposals
                                                asking that a company submit its
                                                poison   pill  for   shareholder
                                                ratification.

                                                Vote  on  a  CASE-BY-CASE  basis
                                                regarding  shareholder proposals
                                                to  redeem  a  company's  poison
                                                pill.

                                                Vote  on  a  CASE-BY-CASE  basis
                                                regarding  management  proposals
                                                to
                                                ratify a poison pill.

---------
GREENMAIL
---------

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market, the practice discriminates against all other shareholders.

Greenmail payments usually expose the company to negative press and may result in lawsuits by shareholders. When a company's name is associated with such a practice, company customers may think twice about future purchases made at the expense of the shareholders.

          VOTE RECOMMENDATION
          -------------------
                                                Vote FOR proposals to adopt anti
                                                Greenmail or bylaw amendments or
                                                otherwise  restrict a  company's
                                                ability   to   make    Greenmail
                                                payments

                                                Vote  on  a  CASE-BY-CASE  basis
                                                regarding         anti-Greenmail
                                                proposals  when they are bundled
                                                with  other   charter  or  bylaw
                                                amendments.

The following factors should be considered:

          1. While studies by the SEC and others show that Greenmail devalues the company's stock price, an argument can be made that a payment can enable the company to pursue plans that may provide long-term gains to the shareholders.

------------------
SUPERMAJORITY VOTE
------------------

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. These proposals seek shareholder approval to exceed the normal level of shareholder participation and approval from a simple majority of the outstanding shares to a much higher percentage.


          VOTE RECOMMENDATIONS
          --------------------

                                                Vote     AGAINST      management
                                                proposals     to    require    a
                                                Supermajority  shareholder  vote
                                                to  approve  mergers  and  other
                                                significant             business
                                                combinations.

                                                Vote FOR  shareholder  proposals
                                                to  lower   Supermajority   vote
                                                requirements   for  mergers  and
                                                other    significant    business
                                                combinations.

The following factors should be considered:

          1. Supermajority requirements ensure broad agreement on issues that may have a significant impact on the future of the company.

          2. Supermajority vote may make action all but impossible.

          3. Supermajority requirements are counter to the principle of majority rule.


4. MERGERS AND CORPORATE RESTRUCTURING

-----------------------
CHANGING CORPORATE NAME
-----------------------

This proposal seeks shareholder approval to change the corporation's name. It is probably better to vote for the proposed name change before management goes back to the drawing board and spends another small fortune attempting again to change the name.

          VOTE RECOMMENDATION
          -------------------

                                                Vote FOR changing the  corporate
                                                name.

The following factors should be considered:

          1. A name of a corporation symbolizes its substance.

          2. There are many reasons a corporation may have for changing its name, including an intention to change the direction of the business or to have a contemporary corporate image.

          3. The board of directors is well-positioned to determine the best name for the corporation because, among other reasons, it usually seeks professional advice on such matters.


---------------
REINCORPORATION
---------------

These proposals seek shareholder approval to change the state in which a company is incorporated. Sometimes this is done to accommodate the company's most active operations or headquarters. More often, however, the companies want to reincorporate in a state with more stringent anti-takeover provisions. Delaware's state laws, for instance, including liability and anti-takeover provisions, are more favorable to corporations.


          VOTE RECOMMENDATION
          -------------------
                                                Vote  on a  CASE-BY-CASE  basis,
                                                carefully   reviewing   the  new
                                                state's laws and any significant
                                                changes the company makes in its
                                                charter and by-laws.

The following factors should be considered:

          1. The board is in the best position to determine the company's need to incorporate.

          2.   Reincorporation   may   have   considerable    implications   for
          shareholders, affecting a company's takeover defenses, its corporate structure or governance features.

          3. Reincorporation in a state with stronger anti-takeover laws may harm shareholder value.


5. PROXY CONTEST DEFENSES

-----------------------------------------------
BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS
-----------------------------------------------

A company that has classified, or staggered, board is one in which directors are typically divided into three classes, with each class serving three-year terms; each class's reelection occurs in different years. In contrast, all directors of an annually elected board serve one-year and the entire board stands for election each year.

Classifying the board makes it more difficult to change control of a company through a proxy contest involving election of directors. Because only a minority of the directors are elected each year, it will be more difficult to win control of the board in a single election.

          VOTE RECOMMENDATION
          -------------------
                                                Vote   AGAINST    proposals   to
                                                classify  the  board.  Vote  FOR
                                                proposals  to repeal  classified
                                                boards    and   to   elect   all
                                                directors annually.

The following factors should be considered:

          1. The annual election of directors provides an extra check on management's performance. A director who is doing a good job should not fear an annual review of his/her directorship.


-----------------
CUMULATIVE VOTING
-----------------

Most companies provide that shareholders are entitled to cast one vote for each share owned, the so-called "one share, one vote" standard. This proposal seeks to allow each shareholder to cast votes in the election of directors proportionate to the number of directors times the number of shares owned by each shareholder for one nominee.

          VOTE RECOMMENDATION
          -------------------
                                                Vote  AGAINST   proposals   that
                                                permit cumulative voting.

The following factors should be considered:

          1. Cumulative voting would allow a minority owner to create an impact disproportionate to his/her holdings.

          2. Cumulative voting can be used to elect a director who would represent special interests and not those of the corporation and its shareholders.

          3. Cumulative voting can allow a minority to have representation.

          4. Cumulative Voting can lead to a conflict within the board which could interfere with its ability to serve the shareholders' best interests.


---------------------------------------------
SHAREHOLDERS' ABILITY TO CALL SPECIAL MEETING
---------------------------------------------

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings.

          VOTE RECOMMENDATION
          -------------------
                                                Vote   AGAINST    proposals   to
                                                restrict or prohibit shareholder
                                                ability    to    call    special
                                                meetings.

                                                Vote FOR  proposals  that remove
                                                restrictions  on  the  right  of
                                                shareholders        to       act
                                                independently of management.


6. MISCELLANEOUS CORPORATE GOVERNANCE PROVISIONS

-------------------
CONFIDENTIAL VOTING
-------------------

Confidential voting, also known as voting by secret ballot, is one of the key structural issues in the proxy system. All proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential.

          VOTE RECOMMENDATION
          -------------------

                                                Vote FOR  shareholder  proposals
                                                requesting   that   corporations
                                                adopt confidential voting.

                                                Vote FOR management proposals to
                                                adopt confidential voting.

The following factors should be considered:

          1. Some shareholders elect to have the board not know how they voted on certain issues.

          2. Should the board be aware of how a shareholder voted, the board could attempt to influence the shareholder to change his/her vote, giving itself an advantage over those that do not have access to this information.

          3. Confidential voting is an important element of corporate democracy which should be available to the shareholder.


-------------------------------
SHAREHOLDER ADVISORY COMMITTEES
-------------------------------

These proposals request that the corporation establish a shareholder advisory committee to review the board's performance. In some instances, it would have a budget funded by the corporation and would be composed of salaried committee members with authority to hire outside experts and to include reports in the annual proxy statement.

          VOTE RECOMMENDATION
          -------------------
                                                Vote   AGAINST    proposals   to
                                                establish a shareholder advisory
                                                committee.

The following factors should be considered:

          1. Directors already have fiduciary responsibility to represent shareholders and are accountable to them by law, thus rendering shareholder advisory committees unnecessary.

          2. Adding another layer to the current corporate governance system would be expensive and unproductive.


-------------------------
FOREIGN CORPORATE MATTERS
-------------------------

These proposals are usually submitted by companies incorporated outside of the United States seeking shareholder approval for actions which are considered ordinary business and do not require shareholder approval in the United States (i.e., declaration of dividends, approval of financial statements, etc.).

          VOTE RECOMMENDATION
          -------------------
                                                Vote FOR proposals  that concern
                                                foreign  companies  incorporated
                                                outside of the United States.

The following factors should be considered:

          1. The laws and regulations of various countries differ widely as to those issues on which shareholder approval is needed, usually requiring consent for actions which are considered routine in the United States.

          2. The board of directors is  well-positioned  to determine whether or
          not  these  types  of  actions  are  in  the  best   interest  of  the
          corporation's shareholders.


-----------------------
GOVERNMENT SERVICE LIST
-----------------------

This proposal requests that the board of directors prepare a list of employees or consultants to the company who have been employed by the government within a specified period of time and the substance of their involvement.

Solicitation of customers and negotiation of contractual or other business relationships is traditionally the responsibility of management. Compilation of such a list does not seem to serve a useful purpose, primarily because existing laws and regulations serve as a checklist on conflicts of interest.

          VOTE RECOMMENDATION
          -------------------
                                                Vote  AGAINST  these   proposals
                                                which  a   request   a  list  of
                                                employees  having been  employed
                                                by the government.

The following factors should be considered:

          1. For certain companies, employing individuals familiar with the regulatory agencies and procedures is essential and, therefore, is in the best interests of the shareholders.

          2. Existing laws and regulations require enough disclosure and serve as a check on conflicts of interest.

          3. Additional disclosure would be an unreasonable invasion of such individual's privacy.


7. SOCIAL AND ENVIRONMENTAL ISSUES


-------------------------------
ENERGY AND ENVIRONMENTAL ISSUES
(CERES PRINCIPLES)
-------------------------------

CERES proposals ask management to sign or report on progress toward compliance with ten principles committing the company to environmental stewardship.
Principle 10 directs companies to fill out the CERES report. This report requires companies to disclose information about environmental policies, toxic emissions, hazardous waste management, workplace safety, energy use, and environmental audits.

          VOTE RECOMMENDATION
          -------------------
                                                Vote      AGAINST      proposals
                                                requesting  that  companies sign
                                                the CERES Principles.

The following factors should be considered:

          1. We do not believe a concrete business case is made for this proposal. In our opinion, the company will be best served by continuing to carry on its business as it did before the proposal was made.

---------------------
NORTHERN IRELAND
(MACBRIDE PRINCIPLES)
---------------------

It is well documented that Northern Ireland's Catholic community faces much higher unemployment figures then the Protestant community. Most proposals ask companies to endorse or report on progress with respect to the MacBride Principles.

In evaluating a proposal to adopt the MacBride Principles, you must decide if the principles will cause the company to divest, and worsen unemployment problems.

          VOTE RECOMMENDATION
          -------------------
                                                ABSTAIN from voting on proposals
                                                that request  companies to adopt
                                                the MacBride Principles.

The following factors should be considered:

          1. We believe that human and political rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

          2. We do not believe a concrete business case has been made for this proposal. KBWAM intends to abstain from making social or political statements by voting for these proposals. We will only vote on proposals that maximize the value of the issuers' status without regard to (i.e., we will not pass judgement upon) the non-economic considerations.


-------------------------------------
MAQUILADORA STANDARDS AND
INTERNATIONAL OPERATIONS AND POLICIES
-------------------------------------

Proposals in this area generally request companies to report on or to adopt certain principles regarding their operations in foreign countries.

The Maquiladora Standards are a set of guidelines that outline how U.S. companies should conduct operations in Maquiladora facilities just across the U.S.-Mexican border. These standards cover such topics as community development, environmental policies, health and safety policies, and fair employment practices.

                                                ABSTAIN  from  providing  a vote
                                                recommendation    on   proposals
                                                regarding    the     Maquiladora
                                                Standards   and    international
                                                operating policies.

The following factors should be considered:

          1. We believe that human rights are of the utmost importance for their own sake as well as for the enhancement of economic potential of a nation.

          2. We do not believe that a concrete business case has been made for these proposals. KBWAM intends to abstain from making social statements by voting for these proposals. We will not only vote on proposals that maximize the value of the issuers' securities without regard to (i.e., we will not pass judgement upon) the non-economic considerations.

----------------------------
EQUAL EMPLOYMENT OPPORTUNITY
AND DISCRIMINATION
----------------------------

In regards to equal employment and discrimination, companies without comprehensive EEO programs will find it hard to recruit qualified employees and find them at a long-term competitive disadvantage. Companies who are not carefully watching their human resource practices could also face lawsuits.

          VOTE RECOMMENDATION
          -------------------
                                                ABSTAIN   from   voting  on  any
                                                proposals     regarding    equal
                                                employment   opportunities   and
                                                discrimination.

The following factors should be considered:

          1. We feel that the hiring and promotion of employees should be free from prohibited discriminatory practices. We also feel that many of these issues are already subject to significant state and federal regulations.


-------------
ANIMAL RIGHTS
-------------

A Corporation is requested to issue a report on its progress towards reducing reliance on animal tests for consumer product safety.

          VOTE RECOMMENDATION
          -------------------
                                                ABSTAIN    from    making   vote
                                                recommendations   on   proposals
                                                regarding animal rights.


The following factors should be considered:

          1. Needless cruelty to animals should never be tolerated. However, the testing of products on animals may be very important to the health and safety of consumers.

          2. We also feel that this issue is already subject to significant state and federal regulation.


8. CAPITAL STRUCTURE

--------------------------
COMMON STOCK AUTHORIZATION
--------------------------

The ability to increase the number of authorized shares could accommodate the sale of equity, stock splits, dividends, compensation-based plans, etc. The board can usually be trusted to use additional shares for capital-raising and other transactions that are in the corporation's best interests.

However, excessive escalation in the number of authorized shares may allow the board to radically change the corporation's direction without shareholder approval. Be careful to view that the increased number of shares will not enable the company to activate a poison pill.

          VOTE RECOMMENDATION
          -------------------
                                                Vote  CASE-BY-CASE  on proposals
                                                increase the number of shares of
                                                common  stock   authorized   for
                                                issue.

                                                Vote  AGAINST   proposed  common
                                                share     authorization     that
                                                increase existing  authorization
                                                by more then 100 percent  unless
                                                a  clear  need  for  the  excess
                                                shares  is   presented   by  the
                                                company.

The following factors should be considered:

          1. Is this company going to make frequent business acquisitions over a period of time?

          2. Is the company expanding its operations?

          3. Within the company, are there any debt structuring or prepackaged bankruptcy plans?

---------------------------
BLANK CHECK PREFERRED STOCK
---------------------------

The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion, with voting, conversion, distribution and other rights to be determined by the board at the time of the issue.

Blank check preferred stock can provide corporations with the flexibility to meet changing financial conditions. However, once the blank check preferred stock has been authorized, the shareholders have no further power over how or when it will be allocated.

          VOTE RECOMMENDATION
          -------------------
                                                Vote      AGAINST      proposals
                                                authorizing  the creation of new
                                                classes of preferred  stock with
                                                unspecified voting,  conversion,
                                                dividend distribution, and other
                                                rights.

The following factors should be considered:

          1. Blank check preferred stock can be used as the vehicle for a poison pill defense against hostile suitors, or it may be placed in friendly hands to help block a takeover bid.

-----------------
PREEMPTIVE RIGHTS
-----------------

These proposals request that the corporation provide existing shareholders with an opportunity to acquire additional shares in proportion to their existing holdings whenever new shares are issued. In companies with a large shareholder base and ease in which shareholders could preserve their relative interest through purchases of shares on the open market, the cost of implementing preemptive rights does not seem justifiable in relation to the benefits.

          VOTE RECOMMENDATION
          ------------------
                                                Vote AGAINST  proposals  seeking
                                                preemptive rights.

The following factors should be considered:

          1. The existence of preemptive rights can considerably slow down the process of issuing new shares due to the logistics involved in protecting such rights.

          2. Preemptive rights are not necessary for the shareholder in today's corporations, whose stock is held by a wide range of owners and is, in most cases, highly liquid.

------------------------------------------
STOCK DISTRIBUTIONS:  SPLITS AND DIVIDENDS
------------------------------------------

------------
STOCK SPLITS
------------

The corporation requests authorization for a stock split.

          VOTE RECOMMENDATION
          -------------------
                                                Vote FOR management  proposal to
                                                authorize  stock  splits  unless
                                                the  split  will  result  in  an
                                                increase   of   authorized   but
                                                unissued  shares  of  more  than
                                                100% after giving  effect to the
                                                shares needed for the split.

--------------------
REVERSE STOCK SPLITS
--------------------

          VOTE RECOMMENDATION
          -------------------
                                                Vote FOR management  proposal to
                                                authorize  reverse  stock  split
                                                unless the  reverse  stock split
                                                results   in  an   increase   of
                                                authorized  but unissued  shares
                                                of more than 100%  after  giving
                                                effect to the shares  needed for
                                                the reverse split.

----------------------------------------
ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
-----------------------------------------

The purpose of par value stock is to establish the maximum responsibility of stockholder in the event that a corporation becomes insolvent. It represents the maximum amount that a shareholder must pay the corporation if the stock is to be fully paid when issued.

The corporation requests permission to reduce the par value of its stock. In most cases, adjusting par value is a routine financing decision and should be supported.

          VOTE RECOMMENDATION
          -------------------
                                                Vote FOR management proposals to
                                                reduce  the par  value of common
                                                stock.

The following factors should be considered:

          1. State laws sometimes prohibit issuance of new stock priced below that of the outstanding shares.

          2. A corporation may be unable to raise capital if the par value is overstated.

-------------------
DEBT RESTRUCTURINGS
-------------------

The corporation may propose to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

          VOTE RECOMMENDATION
          -------------------
                                                It  is  our   policy   to   vote
                                                CASE-BY-CASE       on       debt
                                                restructuring

The following factors should be considered:

          1.   Dilution  -  How  much  will   ownership   interest  of  existing
          shareholders be reduced and how extreme will dilution to future earnings be?

          2. Change in Control - Will the transaction result in a change of control of the company?

          3. Bankruptcy - Is the threat of bankruptcy, which would result if severe losses in shareholder value, the main factor driving the debt restructuring?


9. EXECUTIVE AND DIRECTOR COMPENSATION

---------------------
DIRECTOR COMPENSATION
---------------------

Directors represent shareholders and are responsible for protecting shareholder interests. Companies state in the proxy material that they pay directors well in order to attract the most qualified candidates. All compensation packages for any executive, director or employee should include a pay-for-performance component.

          VOTE RECOMMENDATION
          -------------------
                                                Vote on a CASE-BY-CASE basis for
                                                director compensation.

The following factors should be considered:

          1. As directors take an increasingly active role in corporate decision-making and governance, their compensation is becoming more performance-based.

--------------------------------------------------------
SHAREHOLDER PROPOSAL TO LIMIT EXECUTIVE AND DIRECTOR PAY
--------------------------------------------------------

Shareholder   compensation   proposals  that  set  limits  or  reduce  executive
compensation should be closely scrutinized. Many of these proposals may be flawed in their emphasis on an absolute dollar figure in compensation.


          VOTE RECOMMENDATION
          -------------------
                                                Vote on a CASE-BY-CASE basis


The following factors should be considered:

          1. Executive compensation is established by a committee that consists of independent directors who have fiduciary responsibility to act in the best interest of the shareholders and who are best placed to make compensation decisions.


--------------------------------------
EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)
--------------------------------------

These proposals ask for stockholder endorsement of compensation plans for key employees which involve the issuance of company shares by granting of stock options, SARs, restricted stock, etc. These plans help attract and retain best-qualified corporate personnel and tie their interests more closely to those of the shareholders.

          VOTE RECOMMENDATION
          -------------------

                                                Vote  FOR   proposals  to  adopt
                                                share-based  compensation  plans
                                                when  the  following  items  are
                                                involved:

          1. The exercise price for stock options is less than 85% of fair market value on the date of the grant.

          2. It is an omnibus stock plan which gives directors broad discretion in deciding how much and what kind of stock to award, when and to whom.

          3. The shares for issue exceed 8% of the company's outstanding shares; or, in the case of the evergreen plans, the amount of increase exceeds 1.5% of the total number of shares outstanding.

          4. Vote AGAINST proposals adopting share-based compensation plans that involve re-load options (new options issued for any exercised).

          5. The plan would allow for management to pyramid their holdings by using stock to purchase more stock, without having to lay out cash. Vote YES if this is for directors.

-----------------
OPTIONS EXPENSING
-----------------

Shareholders proposal to expense options.

          VOTE RECOMMENDATION
          -------------------
                                                It is our  policy  to  vote  FOR
                                                proposals to expense options


-----------------
GOLDEN PARACHUTES
-----------------

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. The change in control agreement will specify the exact payments to be made under the golden parachutes. The calculation for payout is usually based on some multiple of an employee's annual or monthly compensation. Golden parachutes are generally given to employees whose annual compensation exceeds $112,000.

Recent experience has shown a willingness of many managements to treat severance agreements as equal to equity investments and to reward themselves as if substantial amounts of equity were at risk.

          VOTE RECOMMENDATION
          -------------------
                                                Vote FOR proposals which seek to
                                                limit  additional   compensation
                                                payments.

                                                Vote FOR  shareholder  proposals
                                                to   have   golden    parachutes
                                                submitted    for     shareholder
                                                ratification.

The following factors should be considered:

          1. The stability of management may be affected by an attempted acquisition of the corporation.

          2. There is a tendency on the part of an entrenched management to overstate the value of their continuing control of and influence on the day-to-day functions of a corporation.


---------------------------------
PROPOSAL TO BAN GOLDEN PARACHUTES
---------------------------------

Based on the foregoing information:

          VOTE RECOMMENDATION
          -------------------
                                                We are FOR this proposal,  which
                                                essentially      bans     golden
                                                parachutes,   because   we  feel
                                                management's compensation should
                                                be  solely  based  on  real-time
                                                contributions to the corporation
                                                while  they  are   serving   it.
                                                Deferred current compensation is
                                                viewed  differently than future,
                                                contingent    compensation   for
                                                current services.

------------------------------------------
OUTSIDE DIRECTORS' RETIREMENT COMPENSATION
------------------------------------------

We believe that directors should only be compensated while serving the company.

          VOTE RECOMMENDATION
          -------------------
                                                Vote      AGAINST      proposals
                                                establishing  outside directors'
                                                retirement  compensation.   Vote
                                                FOR   proposals    that   revoke
                                                outside  directors'   retirement
                                                compensation.


10. STATE OF INCORPORATION

----------------------------------
CONTROL SHARE ACQUISITION STATUTES
----------------------------------

These proposals suggest that the board of directors solicit shareholder approval before committing acquisitions or divestiture of a business exceeding stipulated threshold levels. Such statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds.

          VOTE RECOMMENDATION
          -------------------

                                                Vote  AGAINST   proposals  which
                                                request   the   board   to  seek
                                                shareholder    approval   before
                                                committing to an acquisition.

The following factors should be considered:

          1. These proposals deprive the board of directors of its ability to act quickly in propitious circumstances.

          2. Conforming to these requirements can be expensive.

          3. The board of directors is uniquely qualified and positioned to be able to make these decisions without prior shareholder approval.

          4. The threshold levels usually imposed by these proposals are much more stringent than required by law.


----------------------------------
OPT-OUT OF STATE TAKEOVER STATUTES
----------------------------------

These proposals seek shareholder approval to opt-out (not be governed by) certain provisions of the anti-takeover laws of various states. Delaware law, for instance, dictates that a bidder has to acquire at least 85% of a company's stock before exercising control, unless he or she has board approval. This means that a company may thwart an otherwise successful bidder by securing 15% of its stock in friendly hands.


          VOTE RECOMMENDATION
          -------------------
                                                Vote on a CASE-BY-CASE basis for
                                                these proposals.

The following factors should be considered:

          1. It is the directors' responsibility to act on behalf of the shareholders in opposing coercive takeover attempts.

          2.  Creating   deterrents   to  corporate   takeovers  may  allow  for
          entrenchment of inefficient management.

          3. These statutes strengthen the board's ability to deal with potential buyers on fair and reasonable terms.

          4. Shareholders should have the final say on whether the company should be merged or acquired.

------------------------------------------------------------
CORPORATE RESTRUCTURING, SPIN-OFFS ASSET SALES, LIQUIDATIONS
------------------------------------------------------------

Votes on corporate restructuring, spin-offs, asset sales and liquidations are evaluated on a CASE BY CASE basis.


11. CONFLICTS OF INTEREST

---------
CONFLICTS
---------

KBWAM will maintain a list of those companies which issue publicly traded securities and with which affiliates of KBWAM and its parent company, Keefe Bruyette & Woods, have such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between KBWAM and its clients.

The term "conflict of interest" refers to a situation in which affiliates of KBWAM and its parent company, Keefe Bruyette & Woods, have a financial interest in a matter presented by a proxy other than the obligation KBWAM incurs as investment adviser and any other client which may compromise KBWAM's freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

1. Companies affiliated with directors of KBWAM, Keefe Bruyette & Woods or their affiliates;

2. Companies affiliated with officers of KBWAM, Keefe Bruyette & Woods or their affiliates; and

3. Companies that maintain significant business relationships with KBWAM or Keefe Bruyette & Woods or their affiliates, or with which KBWAM or Keefe Bruyette & Woods or their affiliate is actively seeking a significant business relationship.

Proxies that are received from companies on the list will be directed by the designated employee to the Proxy Committee for its reviews and consideration. The Proxy Committee will determine, based on a review of the issues raised by the solicitation, the nature of the potential conflict and, most importantly, KBWAM's commitment to vote proxies in the best interests of client accounts, how the proxy will be voted.

[If it is appropriate to do so, the Proxy Committee will follow the ISS Proxy Voting Guidelines recommendation when a potential of conflict of interest exists in order to act in the best interests of KBWAM's clients and account beneficiaries.] In rare instances, the Proxy Committee may decline to vote the proxy when the cost of addressing the potential conflict of interest is greater than the benefit to the funds or any other clients of voting the proxy.

All votes submitted by KBWAM on behalf of its clients are not biased in any way by other clients of KBWAM. For example, the fact that XYZ Corporation is a client of KBWAM does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client's stock).

12. CORPORATE GOVERNANCE COMMITTEE
AND PROXY MANAGERS

------------------------------
CORPORATE GOVERNANCE COMMITTEE
------------------------------

The Corporate Governance Committee is responsible for the maintenance of the Proxy voting policies and procedures and will determine whether any conflict between the interest of clients and KBWAM in voting proxies is material. The Corporate Governance Committee includes the following: [ ]

--------------
PROXY MANAGERS
--------------

The proxy manager for KBWAM is Michael O'Brien. The Proxy Manager will determine how votes will be cast on proposals that are evaluated on a case-by-case basis.

                             KBW ASSET MANAGEMENT
                       PROXY VOTING POLICY AND PROCEDURES

I.  GENERAL POLICY

    Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. When KBW Asset Management ("KBWAM") has discretion to vote the proxies of its clients, it will vote those proxies in the best interest of its clients and in accordance with these policies and procedures.

    When voting proxies for client accounts, KBWAM's primary objective is to make voting decisions in the best interests of clients and account beneficiaries. In fulfilling its obligations to clients, KBWAM will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts. In certain situations, a client or its fiduciary may provide a KBWAM with a statement of proxy voting policy. In these situations, KBWAM will generally seek to comply with such policy to the extent it would not be inconsistent with the fiduciary responsibility of KBWAM.

II. PROCEDURES FOR VOTING PROXIES

    These procedures are adopted by KBWAM pursuant to the policy cited above and are hereby delegated to the Proxy Manager. These procedures will be reviewed on a yearly basis and such changes as KBWAM believes are necessary to maintain compliance with applicable federal securities regulations will be adopted. 1

    If, in its sole discretion, KBWAM believes it is appropriate to do so, KBWAM may employ an independent service provider that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. These services may include in-depth research, issuer analysis, and voting recommendations as well as vote execution, reporting, and recordkeeping.

    A.  Evaluation and Voting
        ---------------------

    The Proxy Manager shall designate one or more employees of KBWAM (each a "designated employee") to review each proxy received by KBWAM for which KBWAM has the responsibility to vote and to ensure that all proxies are voted according to KBWAM's guidelines.

    The designated employee will review the proxy to determine whether the KBWAM proxy voting manual proscribes how the issue presented is to be voted.

    1. If the proxy voting manual proscribes how the issue is to be voted, the designated employee shall inform the Proxy Manager who will vote the proxy in accordance with the proxy voting manual.

    2. If the proxy voting manual is silent as to the issue in question, and there is no conflict of interest, the designated employee shall inform the Proxy Manager, who

----------
1 Including Rule 206(4)-6 under the Investment Advisers Act of 1940.

        will vote the Proxy in accordance with the best interests of the clients, as determined by the Proxy Manager, in its sole discretion.

        (a) KBWAM believes that voting proxies in accordance with the following guidelines is in the best interest of its clients.

             (i) Generally, KBWAM will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated) and selection of auditors.

             (ii) Generally, KBWAM will vote against proposals that make it more difficult to replace members of the issuer's board of directors, including proposals to stagger the board, cause management to be over represented on the board, introduce cumulative voting, introduce unequal voting rights, and create supermajority voting.

    3. KBWAM will vote Proxies that present a potential conflict of interest in accordance with the procedures set forth below.

    B.  Conflicts of Interest
        ---------------------

    1. DEFINITION OF CONFLICT OF INTEREST - The term "conflict of interest" refers to a situation in which KBWAM, has a financial interest in a matter presented by a proxy, which may compromise KBWAM's freedom of judgment and action with respect to the voting of the proxy. Examples of such a situation include:

        (a)  Companies affiliated with directors of KBWAM;

        (b)  Companies affiliated with officers of KBWAM; and

        (c) Companies that maintain significant business relationships with KBWAM, or with which KBWAM, is actively seeking a significant business relationship.

    A situation in which KBWAM has a financial interest in a matter presented for proxy would not present a conflict of interest, if the financial interest is solely by reason of KBWAM's role as investment adviser.

    KBWAM does not consult with, or keep track of the business relations or affiliations of its parent company. Further, KBWAM does not communicate to its parent company any issues regarding Proxy voting. Accordingly, issues affecting affiliates of KBWAM, are not considered conflicts of interest unless such conflicts are specifically known to KBWAM.

    2. PROCEDURES OF CONFLICTS - KBWAM will maintain a list of those companies which issue publicly traded securities and with which KBWAM, has such a relationship that proxies presented with respect to those companies may, or may be perceived to give rise to a conflict of interest between KBWAM and its clients.

        (a) Proxies that are received from companies on the list will be identified by the designated employee as posing a potential conflict of interest. This examination will include a review of the relationship of KBWAM with the issuer and the nature of the potential conflict.

        (b) If a material conflict exists, the designated employee will direct the Proxy to the Proxy Manager, who will determine whether voting in accordance with the proxy voting guidelines and factors described above is in the best interest of the client. The Proxy Manager will ensure that all proposals are voted in the best interest of the client by having all material conflicts reviewed by a proxy voting committee consisting of the Proxy Manager and two Portfolio Managers.

    All votes submitted by KBWAM on behalf of its clients are not biased in any way by other clients of KBWAM. For example, the fact that XYZ Corporation is a client of KBWAM does not impact the proxy voting of XYZ stock that may be held in the portfolios of other clients. All proxy voting proposals are voted with regard to enhancing shareholder wealth and voting power (unless otherwise directed by a client with respect to that client's stock).

    C.  Reporting and Disclosure for Kbwam
        ----------------------------------

    KBWAM shall disclose. within its Form ADV how other clients can obtain information on how their securities were voted. KBWAM shall also describe this proxy voting policy and procedures within the Form ADV, along with a disclosure that a client shall be provided a copy upon request.

    D.  Recordkeeping
        -------------

        KBWAM shall retain records relating to the voting of proxies, including:

    1. A copy of this proxy voting policy and procedures and Proxy Voting Guidelines relating to the voting of proxies.

    2. A copy of each proxy statement received by KBWAM regarding portfolio securities in KBWAM client accounts.

    3.  A record of each vote cast by KBWAM on behalf of a client.

    4. A copy of each written client request for information on how KBWAM voted proxies on behalf of the client account, and a copy of any written response by KBWAM to the client account.

    5. A copy of any document prepared by KBWAM that was material to making a decision regarding how to vote proxies or that memorializes the basis for the decision.

    These records shall be retained for five (5) years from the end of the fiscal year during which the last entry was made on such record and during the first two (2) years onsite at the appropriate office of KBWAM.

    PROXY MANAGER MEMBERS

    Michael O'Brien

    Designated Employees (to review each proxy received by KBWAM for which KBWAM has the responsibility to vote and to ensure that all proxies are voting according to KBWAM's guidelines):

                                                                 Michael O'Brien

                       KILKENNY CAPITAL MANAGEMENT, L.L.C.
                      STATEMENT OF POLICIES AND PROCEDURES
                            RELATING TO PROXY VOTING

    Set forth below are the policies and procedures of Kilkenny Capital Management, L.L.C. (the "Firm") with respect to proxy voting. This Statement does not attempt to describe every regulatory and compliance requirement applicable to proxy voting, but rather summarizes some of the issues involved and establishes general rules and procedures. Although this Statement expressly addresses proxy voting, the policies and procedures set forth herein apply to any solicitation of votes with respect to securities held in a Discretionary Account (as defined below), such as, for example, the solicitation of the consent of the holders of fixed income securities to a proposed restructuring.

    Some of the terms used herein regarding proxy voting have the following definitions:

    "Client Account" means any client or investment fund as to which or for whom the Firm provides investment advisory services.

    "Discretionary Account" means any Client Account with respect to which that client has granted the Firm (a) discretionary proxy voting authority, or (b) discretionary investment authority without expressly retaining proxy voting authority. All investment funds are Discretionary Accounts.

    "Non-Discretionary Account" means any Client Account with respect to which that client (a) has granted the Firm discretionary investment authority but has expressly retained proxy voting authority, or (b) has not granted the Firm discretionary investment authority or discretionary proxy voting authority.

    "Proxy Control Officer" means Christopher N. Wood.

A.  DISCRETIONARY ACCOUNTS.
    -----------------------

    The Firm will instruct each custodian for a Discretionary Account to deliver to the Firm all proxy solicitation materials received with respect to that Discretionary Account. The Firm will review the securities held in its Discretionary Accounts on a regular basis to confirm that the Firm receives copies of all proxy solicitation materials concerning such securities. The Firm will mark each proxy solicitation with the date it is received by the Firm.

    The Firm will vote all proxies on behalf of Discretionary Accounts after carefully considering all proxy solicitation materials and other available facts. The Proxy Control Officer will make all voting decisions on behalf of a Discretionary Account based solely on the Proxy Control Officer's determination of the best interests of that Discretionary Account. The Firm will use reasonable efforts to respond to each proxy solicitation by the deadline for such response.

    The Proxy Control Officer may designate an appropriate employee of the Firm to be responsible for insuring that all proxy statements are received and that the Firm responds to them in a timely manner.

    1. COMPANY INFORMATION. The Firm will review all proxy solicitation materials it receives concerning securities held in a Discretionary Account. The Firm will evaluate all such information and may seek additional information from the party soliciting the proxy and independent corroboration of such information when the Firm considers it appropriate and when it is reasonably available.

    2.  PROXY VOTING POLICIES.

    a. The Firm will vote FOR a proposal when it believes that the proposal serves the best interests of the Discretionary Account whose proxy is solicited because, on balance, the following factors predominate:

        (i)    the proposal has a positive economic effect on shareholder value;

        (ii)   the proposal poses no threat to existing rights of shareholders;

        (iii) the dilution, if any, of existing shares that would result from approval of the proposal is warranted by the benefits of the proposal; and

        (iv)   the  proposal  does  not  limit  or  impair   accountability   to
               shareholders   on  the  part  of  management  and  the  board  of
               directors.

    b. The Firm will vote AGAINST a proposal if it believes that, on balance, the following factors predominate:

        (i)    the proposal has an adverse economic effect on shareholder value;

        (ii) the proposal limits the rights of shareholders in a manner or to an extent that is not warranted by the benefits of the proposal;

        (iii) the proposal causes significant dilution of shares that is not warranted by the benefits of the proposal;

        (iv) the proposal limits or impairs accountability to the shareholders on the part of management or the board of directors; or

        (v) the proposal is a shareholder initiative that the Firm believes wastes time and resources of the company or reflects the grievance of one individual.

    c. The Firm will ABSTAIN from voting proxies when the Firm believes that it is appropriate. Usually, this occurs when the Firm believes that a proposal holds negative but nonquantifiable implications for shareholder value but may express a legitimate concern.

    3. CONFLICTS OF INTEREST. Due to the size and nature of the Firm's operations and the Firm's limited affiliations in the securities industry, the Firm does not expect that material conflicts of interest will arise between the Firm and a Discretionary Account over proxy voting. The Firm recognizes, however, that such conflicts may arise from time to time, such as, for example, when the Firm or one of its affiliates has a business arrangement that could be affected by the outcome of a proxy vote or has a personal or business relationship with a person seeking appointment or re-appointment as a director of a company. If a material conflict of interest arises, the Firm will vote all proxies in accordance with section 2(b). Under no circumstances will the Firm place its own interests ahead of the interests of its Discretionary Accounts in voting proxies.

    If the Firm determines that the proxy voting policies in section 2(b) do not adequately address a material conflict of interest related to a proxy, the Firm will provide the affected client with copies of all proxy solicitation materials received by the Firm with respect to that proxy, notify that client of the actual or potential conflict of interest and of the Firm's intended response to the proxy request (which response will be in accordance with the policies set forth in section 2(b)), and request that the client consent to the Firm's intended response. If the client consents to the Firm's intended response or fails to respond to the notice within a reasonable period of time specified in the notice, the Firm will vote the proxy as described in the notice. If the client objects to the Firm's intended response, the Firm will vote the proxy as directed by the client.

    4. SHAREHOLDER PROPOSALS BY THE FIRM. The Firm will submit a shareholder proposal on behalf of an investment fund only if the Firm believes that the proposal would provide a substantial overall benefit to the investment fund. The Firm will submit a shareholder proposal on behalf of any other Discretionary Account only at the request of the Discretionary Account client or with that client's prior written consent. The Firm will vote any shares in a Discretionary Account on behalf of a proposal submitted by the Firm in accordance with sections 2(b) and (c), unless otherwise directed by the Discretionary Account.

    5. PROXY VOTE SUMMARIES. At the request of a Discretionary Account client, the Firm will provide that client with a report summarizing all proxy solicitations the Firm received with respect to that Discretionary Account during the period requested by the client and action taken by the Firm on each such proxy.

B.  NON-DISCRETIONARY ACCOUNTS.
    --------------------------

    The Firm promptly will forward any proxy solicitation materials concerning securities held in a Non-Discretionary Account that the Firm receives at least five business days before the applicable proxy voting deadline to the appropriate client. The Firm will vote any such proxy as directed by that client. At a client's request, the Firm may, but is not obligated to, advise that client with respect to the voting of any proxy. No advice concerning the voting of any proxy may be provided to any client unless such advice has been approved by the Proxy Control Officer.

C.  RECORDS.
    -------

    The Firm will keep a copy of (1) each proxy statement it receives regarding securities held in Discretionary Accounts, (2) a record of each vote cast by the Firm with respect to securities in each Discretionary Account, (3) any document created by the Firm that is material to the Firm's decision on voting a proxy or that describes the basis for that decision, (4) each written request from a Discretionary Account client for information about how the Firm votes proxies and (5) each written response by the Firm to any oral or written request from a

Discretionary Account client for such information. The Firm may delegate to a third party the duty to keep the records identified in clauses (1) and (2) of the preceding sentence, if that third party agrees to furnish such records to the Firm promptly on request. Each such record will be maintained by the Firm or such third party for at least five years from the end of the fiscal year during which the last entry is made in that record, and for the first two years in the Firm's office. The Firm may elect not to keep a copy of a proxy statement if it can obtain such statement electronically via the SEC's EDGAR system.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 9. CONTROLS AND PROCEDURES.

    (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

    (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 10. EXHIBITS.

    (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

    (a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) Advantage Advisers Multi Sector Fund I
             -----------------------------------------------
By (Signature and Title)*  /s/ HOWARD SINGER
                         -------------------------------------------------------
                           Howard Singer, Chief Executive Officer
                           (principal executive officer)

Date                       NOVEMBER 26, 2003
         -----------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /s/ HOWARD SINGER
                         -------------------------------------------------------
                           Howard Singer, Chief Executive Officer
                           (principal executive officer)

Date                       NOVEMBER 26, 2003
         -----------------------------------------------------------------------


By (Signature and Title)*  /s/ ALAN KAYE
                         -------------------------------------------------------
                           Alan Kaye, Chief Financial Officer
                           (principal financial officer)

Date                       NOVEMBER 26, 2003
         -----------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.s